UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2008

Item 1. Report to Stockholders.


Calvert
Investments that make a difference®

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March 31, 2008
Semi-Annual Report
Calvert Large Cap
Growth Fund

Calvert
Investments that make a difference

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President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
9

Statement of Net Assets
11

Statement of Operations
16

Statements of Changes in Net Assets
17

Notes to Financial Statements
19

Financial Highlights
24

Explanation of Financial Tables
28

Proxy Voting and Availability of Quarterly Portfolio Holdings
30

Basis for Board's Approval of Investment Advisory Contracts
30

Dear Shareholders:

The six months ended March 31, 2008 featured deep turmoil in the financial markets in response to the subprime mortgage crisis, with steep declines in the equity markets. Investors continued to be spooked by the credit crunch, worries about an economic slowdown or recession, and oil prices that exceeded $110 per barrel. Against this backdrop, Calvert's socially responsible equity portfolio managers continued to face significant market headwinds. As oil prices remained high, energy stocks have fared well and persistent problems in the Financial sector continued to hamper stock performance in that arena. Working in our favor, however, was a flight to quality as investors favored stocks with dependable earnings and dividends.

By the numbers, the broad-market equity benchmark Standard & Poor's 500 Index returned -12.46% from October 1, 2007 through March 31, 2008. The Russell 1000 Index of large-cap stocks returned -12.41% over the six months, while the small-cap benchmark Russell 2000 Index posted a -14.02% return. Stocks outside the U.S. fared slightly better during the reporting period but still lost significant ground. The Citigroup/S&P World ex-U.S. Extended Market Index, a benchmark for foreign stocks, returned -11.24%.

Fed Takes Aggressive Action

The Federal Reserve has taken a nearly unprecedented series of actions to stabilize the financial markets and reassure investors. The Fed moved aggressively to add liquidity to the financial system and reduced its target federal funds rate by a total of 2.5 percentage points. Even more significant than the central bank's loosening of monetary policy were its actions in March, when it orchestrated a buyout of investment firm Bear Stearns to prevent it from abruptly going out of business. Although some say that the Fed essentially bailed out Bear Stearns and other financial firms from their overly aggressive risk-taking, the Fed's actions did prove effective, stabilizing the financial system and providing some confidence to investors.

Flight to Quality

Amid the market turbulence, no style of equity investment was truly dominant during the six-month period. In the fourth quarter of 2007, growth stocks generally outperformed value shares in a continuation of a trend that lasted for most of 2007. However, in the first quarter of 2008 that trend reversed and value stocks started to perform better than growth companies.

In terms of sector performance during the reporting period, most stock sectors lost value. Financial stocks had some of the most precipitous declines as investors remain extremely wary about the subprime mortgage exposures of banks and other financial companies. However, some stocks in other market sectors may be underpriced in light of their long-term value. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Now, in this more cautious environment, we see opportunities for the higher-quality stocks largely favored in our equity portfolios to shine.

Climate Change, Sudan Inroads

Shareholder advocacy means using our position as an owner in a company to push for improved corporate performance. Calvert routinely engages companies, policymakers, and other investors on critical governance and sustainability challenges. For 2008, Calvert is off to a strong start for the proxy voting season. To date, we have filed 25 resolutions and co-filed another four resolutions on our core issues (e.g., climate change, diversity, and disclosure) as well as the Sudan, privacy rights, and product safety. Overall, of the 29 submitted, 16 have thus far been withdrawn after the company involved agreed to address our concerns. For more information on the proxy votes, please visit www.calvert.com, select the "Socially Responsible Investing" tab and click on "Shareholder Advocacy."

Sudan Divestment

Calvert's continued partnership with the Sudan Divestment Task Force and the Save Darfur Coalition takes a variety of approaches to working to end this humanitarian crisis. As part of a coalition, we have filed shareholder resolutions calling on six major Wall Street firms that are among the largest U.S. shareholders of foreign oil companies to push Sudan to end the violence in Darfur.

In addition, Calvert was the only investment firm to submit a comment letter to the Securities and Exchange Commission (SEC) during the period it considered implementing regulations related to mutual funds' divestment from the Sudan. The SEC rule that went into effect on April 30 included "safe harbor" legal protections for mutual funds under the Sudan Accountability and Divestment Act that President Bush signed into law on December 31. Calvert lobbied the SEC to require strong disclosure requirements for mutual funds regarding any continued ownership of companies with operations in the Sudan and links to the country's government, which the SEC adopted in its rule.

In our March 14 comment letter, Calvert assistant vice president and associate general counsel Ivy Wafford Duke wrote "...it is the right of investors to ensure that their investments do not support genocide and do support peace and security in the Sudan. Full and complete disclosure by divesting companies helps advance this effort." We were gratified that the SEC incorporated this and several other provisions advanced by Calvert into its new rule.

Maintain a Long-Term View

In tough markets, investors should pay close attention to corporate fundamentals and sustainable business practices. The type of bottom-up, fundamental analysis that many of Calvert's portfolio managers conduct tends to favor companies that exhibit sustainable business practices and long-term financial performance.

The financial markets will probably continue to be volatile for at least the next few months, so it's important that you maintain a long-term view in terms of your investments and not get swept up in the day-to-day fluctuations in the market. Your financial advisor is an excellent source of guidance, so please continue to consult with him or her about your investment plan.

As always, thank you for your continued confidence in Calvert's investment products.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2008

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2008.

Renewable Energy

Last fall, Calvert collaborated with the Investor Network on Climate Risk policy working group (coordinated by Ceres) to create legislation that will establish incentives to improve energy efficiency, accelerate renewable energy, and boost vehicle fuel economy standards. In February, we also testified at the Maryland House of Delegates in support of its Global Warming Solutions Act. And in March, we participated in a "Policy Tour" organized by the Clean Technology and Sustainable Industries Organization to impress upon legislators the importance of policies that will encourage the growth of a clean technology and sustainable energy industry in the U.S.

Indigenous Peoples' Rights

To encourage the participation of Native American leaders in Indigenous Peoples' rights advocacy activities, Calvert co-sponsored a one-day pre-conference event at the annual SRI in the Rockies conference called "Native American Leaders for SRI" with the Indigenous Peoples Task Force of the Social Investment Forum. The unprecedented American Indian engagement at the event brought together leaders from 13 American Indian Tribes with socially responsible investment practitioners (money managers, community investors, and social researchers).

Subprime Lending

Calvert has developed an advocacy plan in response to the subprime mortgage crisis to persuade mortgage lenders across the industry to adopt transparent, responsible lending policies--which we believe will reduce the number of risky loans to borrowers who are the least able to repay.

Special Equities

A modest but important portion of certain Funds is allocated to venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. We recently increased our investment in groSolar (Global Resource Options, Inc.), a Vermont-based installer of solar cells and panels. Since our first purchase, the company acquired Energy Outfitters in December 2006, and now has a broad solar distribution network in North America.1

Given the success of our investment in the China Environment Fund II (2004), we have invested with the same team for the China Environment Fund III.1 Both funds have the same core philosophy and approach, but the holdings vary because of changing market conditions and events. Calvert was the only U.S. investor to participate in the China Environment Fund II, and its success has encouraged more interest in cleantech companies within China.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investment (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2

During the reporting period, the Calvert Social Investment Foundation made its first loan in the local currency to microfinance organization EDPYME Edyficar in Peru. This enables us to make the loan without passing on the risk that the dollar will be devalued, effectively reducing the amount of the loan.

Given the current economic environment in the U.S., it's also notable that the Foundation's Affordable Housing Portfolio continues to provide affordable financing and homes to low-income communities while avoiding the delinquencies and foreclosure rates common among conventional mortgage banking providers. The Portfolio currently holds $20 million in loans to 36 successful, nationally recognized nonprofit housing developers and lenders.

We appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of March 31, 2008, groSolar (Global Resource Options, Inc.) was 0.26% of CSIF Equity Portfolio; China Environment Fund II (2004) was 0.01% of CSIF Equity Portfolio and 0.02% of Calvert World Values International Equity Fund; and China Environment Fund III was 0.01% of Calvert Large Cap Growth Fund. All holdings are subject to change without notice.

2. As of March 31, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.19%; Calvert World Values International Equity Fund, 0.67%; Calvert New Vision Small Cap Fund, 1.07%; and Calvert Large Cap Growth Fund, 0.20%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored-investment product.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund Class A shares (at NAV) returned -14.47% for the six-month period ended March 31, 2008. The benchmark Standard & Poor's 500 Index returned -12.46% for the same period. Fund underperformance was primarily due to overweights to the Information Technology and Telecommunications sectors.

Investment Climate

What began with a summer of subprime mortgage woes became a fall and winter of increasingly cold, hard market declines. This six-month period was plagued by talks of recession, the continued credit crisis, and the impending collapse of investment giant Bear Stearns--which led the Federal Reserve to orchestrate the company's sale to

JPMorgan Chase. All of these factors led to heavy volatility in the stock market, which ultimately ended the period well below where it started. In the end, stocks from large to small, and growth to value, declined--with growth stocks feeling the most pain, especially during the first three months of 2008.

The performance of our investment style, large-cap growth, declined slightly during the fourth quarter of 2007--but still outperformed every other style except large-cap core and mid-cap growth. However, all segments took a turn for the worse in the first quarter of 2008.

Portfolio Strategy

What Worked Well

Strong stock selection in Consumer Staples and Financials helped performance. In fact, five of our 10 top-performing stocks were Consumer Staples companies. The overall best performer was MasterCard, up 50.7%, followed by Intuitive Surgical, which gained 41.0%.1 An old favorite, Blackberry-maker Research in Motion, rose 15.3% and is now the single largest holding in the Fund. Three other strong performers were Southwestern Energy, Mobile TeleSystems, and Gilead Sciences.

Portfolio Statistics
March 31, 2008
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/08	12 Months ended 3/31/08
Class A	(14.47%)	(4.63%)
Class B	(14.83%)	(5.41%)
Class C	(14.76%)	(5.28%)
Class I	(14.24%)	(4.08%)
S&P 500 Index**	(12.46%)	(5.08%)
Lipper Multi-Cap Growth Funds Avg.	(13.15%)	(1.92%)

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

What Didn't Work Well

An overweight to the Information Technology and Telecommunications sectors detracted from Fund performance. In fact, Information Technology was our largest-weighted sector, comprising 36.6% of Fund assets at the end of March.

Our worst-performing stock for the six-month period was Garmin, whose heavy acquisition activity dragged the stock price down 55%. However, the company has continued to post strong earnings results, so we are maintaining our position in it.

Overall, our 10 worst-performing stocks represented five different sectors and 10 different industries--a sign of a well-diversified Fund. They included China Southern Airlines (Airlines), NVIDIA (Semiconductors), Onyx Pharmaceuticals (Pharmaceuticals), and Washington Mutual (Savings & Loans). The last two were liquidated during the period.

Outlook

This reporting period saw a minor setback for the long-awaited resurgence of large-cap stocks, as growth-oriented stocks outperformed, but only by declining less than value-oriented stocks. For most of 2007, the market demonstrated positive momentum for these styles. But we still believe that large-cap growth stocks are a relatively attractive segment of the market--now more than at any time since the mid-1990's--and ripe for their own extended bull market. Therefore, we have prepared for "our day in the sun" by remaining fully invested in the market.

April 2008

Portfolio Statistics
March 31, 2008
Economic Sectors	% of Total Investments
Consumer Discretionary	7.4%
Energy	7.8%
Financials	13.8%
Health Care	23.4%
Industrials	4.0%
Information Technology	36.6%
Materials	3.5%
Telecommunications Services	2.9%
U.S. Government Agency Obligations	0.5%
Venture Capital	0.1%
Total	100%

Ten Largest Stock Holdings
% of Net Assets
Research in Motion Ltd.	3.3%
Apple, Inc.	3.3%
MasterCard, Inc.	3.2%
Gilead Sciences, Inc.	3.0%
Express Scripts, Inc.	2.7%
eBay, Inc.	2.4%
Amazon.Com, Inc.	2.4%
Stryker Corp.	2.4%
Nokia Oyj (ADR)	2.3%
Deere & Co.	2.2%
Total	27.2%

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2008, the following companies represented the following percentages of Fund net assets: MasterCard 3.25%, Intuitive Surgical 1.75%, Research in Motion 3.34%, Southwestern Energy 1.48%, Mobile TeleSystems 0%, Gilead Sciences 2.96%, Garmin Ltd.1.37%, China Southern Airlines 0.39%, NVIDIA 1.08%, Onyx Pharmaceuticals 0%, and Washington Mutual 0%. All holdings are subject to change without notice.

Portfolio Statistics
March 31, 2008
Average Annual Total Returns
(with max. load)
Class A Shares*
One year	(9.15%)
Five year	11.06%
Ten Year	4.90%

Class B Shares
One year	(10.14%)
Five year	11.02%
Since inception	(0.56%)
(10/31/00)

Class C Shares
One year	(6.23%)
Five year	11.21%
Since inception	(0.47%)
(10/31/00)

Portfolio
Statistics
March 31, 2008
Average Annual Total Returns
Class I Shares*
One year	(4.08%)
Five year	12.79%
Ten Year	5.87%

*   Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. The Class A performance has been adjusted to reflect the Class A sales charge. Past performance is no guarantee of future results.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different depending on sales charges and expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$854.80	$7.10
Hypothetical	$1,000.00	$1,017.34	$7.73
(5% return per year before expenses)
Class B
Actual	$1,000.00	$851.40	$10.92
Hypothetical	$1,000.00	$1,013.21	$11.87
(5% return per year before expenses)
Class C
Actual	$1,000.00	$851.80	$10.41
Hypothetical	$1,000.00	$1,013.76	$11.32
(5% return per year before expenses)
Class I
Actual	$1,000.00	$857.30	$4.47
Hypothetical	$1,000.00	$1,020.18	$4.86
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.53%, 2.36%, 2.25%, and 0.96%, for Class A, Class B, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366.

Statement of Net Assets
March 31, 2008

Equity Securities - 98.8%	Shares	Value
Airlines - 0.4%
China Southern Airlines Co. Ltd. (ADR)*	145,500	$5,769,075

Biotechnology - 7.3%
Amgen, Inc.*	324,200	13,545,076
Biogen Idec, Inc.*	446,900	27,569,261
Genzyme Corp.*	309,800	23,092,492
Gilead Sciences, Inc.*	850,200	43,810,806
		108,017,635

Capital Markets - 7.4%
BlackRock, Inc.	80,400	16,416,072
Charles Schwab Corp.	1,226,400	23,093,112
Franklin Resources, Inc.	238,200	23,103,018
State Street Corp.	334,300	26,409,700
TD Ameritrade Holding Corp.*	1,264,600	20,878,546
		109,900,448

Chemicals - 3.2%
Potash Corp. of Saskatchewan, Inc.	95,600	14,838,076
Praxair, Inc.	383,300	32,285,359
		47,123,435

Commercial Banks - 1.9%
US Bancorp	888,400	28,748,624

Communications Equipment - 8.9%
Cisco Systems, Inc.*	1,213,100	29,223,579
Juniper Networks, Inc.*	733,700	18,342,500
Nokia Oyj (ADR)	1,080,000	34,376,400
Research In Motion Ltd.*	441,100	49,504,653
		131,447,132

Computers & Peripherals - 9.2%
Apple, Inc. (t)*	341,900	49,062,650
EMC Corp.*	1,579,300	22,647,162
Hewlett-Packard Co.	564,800	25,788,768
International Business Machines Corp.	181,116	20,853,696
Sun Microsystems, Inc.*	1,135,700	17,637,421
		135,989,697

Containers & Packaging - 0.3%
Owens-Illinois, Inc.*	75,000	4,234,500

Diversified Financial Services - 1.0%
Intercontinental Exchange, Inc.*	117,200	15,294,600

Equity Securities - Cont'd	Shares	Value
Diversified Telecommunication Services - 1.7%
BCE, Inc.	307,200	$10,361,856
Telefonica SA (ADR)	169,500	14,663,445
		25,025,301

Energy Equipment & Services - 4.3%
Cameron International Corp.*	374,800	15,606,672
Noble Corp.	612,000	30,398,040
Smith International, Inc.	278,500	17,888,055
		63,892,767

Health Care Equipment & Supplies - 5.9%
Intuitive Surgical, Inc.*	79,900	25,915,565
St. Jude Medical, Inc.*	616,900	26,643,911
Stryker Corp.	538,900	35,055,445
		87,614,921

Health Care Providers & Services - 2.7%
Express Scripts, Inc.*	614,800	39,543,936

Household Durables - 2.4%
Garmin Ltd.	376,300	20,323,963
Matsushita Electric Industrial Co., Ltd. (ADR)	725,400	15,748,434
		36,072,397

Insurance - 3.2%
Aflac, Inc.	293,800	19,082,310
Chubb Corp.	360,600	17,842,488
Travelers Co.'s, Inc.	217,500	10,407,375
		47,332,173

Internet & Catalog Retail - 2.4%
Amazon.Com, Inc.*	495,100	35,300,630

Internet Software & Services - 4.3%
eBay, Inc.*	1,193,700	35,620,008
Google, Inc.*	65,200	28,718,644
		64,338,652

IT Services - 5.7%
Infosys Technologies Ltd. (ADR)	395,176	14,135,445
MasterCard, Inc.	216,000	48,165,840
Paychex, Inc.	642,100	21,998,346
		84,299,631

Machinery - 3.6%
AGCO Corp.*	262,500	15,718,500
Danaher Corp.	52,600	3,999,178
Deere & Co.	412,200	33,157,368
		52,875,046

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 3.4%
EOG Resources, Inc.	121,500	$14,580,000
Range Resources Corp.	224,900	14,269,905
Southwestern Energy Co.*	652,800	21,992,832
		50,842,737

Pharmaceuticals - 7.4%
Allergan, Inc.	207,200	11,684,008
Bristol-Myers Squibb Co.	920,300	19,602,390
Forest Laboratories, Inc.*	575,900	23,041,759
Johnson & Johnson	371,044	24,069,624
Novo Nordisk A/S (ADR)	190,466	13,187,866
Pfizer, Inc.	895,100	18,734,443
		110,320,090
Semiconductors & Semiconductor Equipment - 5.7%
Intel Corp.	735,300	15,573,654
MEMC Electronic Materials, Inc.*	446,600	31,663,940
NVIDIA Corp.*	804,800	15,926,992
Texas Instruments, Inc.	770,300	21,776,381
		84,940,967
Software - 2.6%
Microsoft Corp.	974,400	27,653,472
VMware, Inc.*	265,900	11,385,838
		39,039,310

Specialty Retail - 1.1%
GameStop Corp.*	307,000	15,874,970

Textiles, Apparel & Luxury Goods - 1.5%
Nike, Inc., Class B	322,900	21,957,200

Venture Capital - 0.1%
Napo Pharmaceuticals, Inc. (b)(i)*	279,329	99,832
Orteq Bioengineering Ltd., Series A Preferred (b)(i)*	74,910	966,794
		1,066,626

Wireless Telecommunication Services - 1.2%
Turkcell Iletisim Hizmetleri AS (ADR)	428,400	8,949,276
Vimpel-Communications (ADR)	292,600	8,745,814
		17,695,090

Total Equity Securities (Cost $1,374,358,970)		1,464,557,590

	Principal
Certificates of Deposit - 0.0%	Amount
One United Bank, 3.00%, 8/23/08 (b)(k)	$100,000	99,750
ShoreBank, 3.00%, 2/11/09 (b)(k)	100,000	99,750

Total Certificates of Deposit (Cost $200,000)		199,500

	Principal
High Social Impact Investments - 0.2%	Amount	Value
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09 (b)(i)(r)	$3,000,000	$2,963,970

Total High Social Impact Investments (Cost $3,000,000)		2,963,970

Limited Partnership Interest - 0.0%
China Environment Fund III (b)(i) *	158,009	145,424

Total Limited Partnership Interest (Cost $158,009)		145,424

U.S. Government Agencies and Instrumentalities - 0.5%
Federal Home Loan Bank Discount Notes, 4/1/08	7,600,000	7,600,000

Total U.S. Government Agencies and Instrumentalities (Cost $7,600,000)		7,600,000

TOTAL INVESTMENTS (Cost $1,385,316,979) - 99.5%		1,475,466,484
Other assets and liabilities, net - 0.5%		6,732,075
Net Assets - 100%		$1,482,198,559

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 27,807,029 shares outstanding		$783,291,041
Class B: 1,389,399 shares outstanding		33,603,509
Class C: 3,707,539 shares outstanding		102,001,241
Class I: 15,580,491 shares outstanding		497,927,308
Undistributed net investment income (loss)		(2,342,343)
Accumulated net realized gain (loss) on investments
and foreign currency transactions		(22,428,127)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		90,145,930
Net Assets		$1,482,198,559

Net Asset Value Per Share
Class A (based on net assets of $843,641,073)		$30.34
Class B (based on net assets of $39,354,844)		$28.33
Class C (based on net assets of $105,759,196)		$28.53
Class I (based on net assets of $493,443,446)		$31.67

*   Non income producing security.

Abbreviations:

ADR:   American Depositary Receipt

(b)   This security was valued by the Board of Directors. See note A.

(i)   Restricted securities represent 0.3% of the net assets of the Fund.

(k)   These certificates of deposit are fully insured by agencies of the federal government.

(r)   The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(t)   11,000 shares of Apple, Inc. have been soft segregated in order to cover outstanding commitments to certain limited partnership investments. There are no restrictions on the trading of this security.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09	7/3/06	$3,000,000
China Environment Fund III LP	1/24/08-3/25/08	158,009
Napo Pharmaceuticals, Inc.	2/21/07	499,999
Orteq Bioengineering Ltd., Series A Preferred	7/19/07	998,102

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $134,884)	$8,856,808
Interest income	537,446
Total investment income	9,394,254

Expenses:
Investment advisory fee	1,985,168
Investment subadvisory fee:
Base fee	3,638,651
Performance adjustment	991,238
Transfer agency fees and expenses	1,219,864
Distribution Plan expenses:
Class A	1,184,270
Class B	227,932
Class C	592,887
Directors' fees and expenses	101,053
Administrative fees	1,382,531
Accounting fees	96,711
Custodian fees	71,773
Registration fees	3,894
Reports to shareholders	185,270
Professional fees	58,396
Miscellaneous	50,012
Total expenses	11,789,650
Fees paid indirectly	(52,980)
Net expenses	11,736,670

Net Investment Income (Loss)	(2,342,416)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(15,389,581)
Foreign currency transactions	(149)
(15,389,730)

Change in unrealized appreciation or (depreciation):
Investments	(238,085,862)
Assets and liabilities denominated in foreign currencies	(4,116)
(238,089,978)

Net Realized and Unrealized Gain
(Loss)	(253,479,708)

Increase (Decrease) in Net Assets
Resulting From Operations	($255,822,124)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($2,342,416)	$518,337
Net realized gain (loss)	(15,389,730)	36,413,053
Change in unrealized appreciation
or (depreciation)	(238,089,978)	206,802,009

Increase (Decrease) in Net Assets
Resulting From Operations	(255,822,124)	243,733,399

Distributions to shareholders from:
Net investment income:
Class A Shares	--	--
Class B Shares	--	--
Class C Shares	--	--
Class I Shares	(517,651)	--
Net realized gain:
Class A Shares	(11,172,935)	--
Class B Shares	(581,138)	--
Class C Shares	(1,488,241)	--
Class I Shares	(6,213,435)	--
Total distributions	(19,973,400)	--

Capital share transactions:
Shares sold:
Class A Shares	111,969,681	293,468,571
Class B Shares	2,682,915	7,862,308
Class C Shares	12,729,856	38,873,962
Class I Shares	85,082,597	310,436,609
Reinvestment of distributions:
Class A Shares	10,211,423	--
Class B Shares	498,791	--
Class C Shares	1,090,787	--
Class I Shares	6,402,175	--
Redemption fees:
Class A Shares	7,815	9,752
Class B Shares	129	700
Class C Shares	1,198	451
Class I Shares	--	67
Shares redeemed:
Class A Shares	(147,538,936)	(259,940,627)
Class B Shares	(5,948,942)	(8,397,218)
Class C Shares	(13,680,957)	(21,191,457)
Class I Shares	(60,984,100)	(66,281,802)
Total capital share transactions	2,524,432	294,841,316

Total Increase (Decrease) in Net Assets	(273,271,092)	538,574,715

Net Assets
Beginning of period	1,755,469,651	1,216,894,936
End of period (including distributions in excess of net investment income and undistributed net investment income of $2,342,343 and $517,724, respectively)	$1,482,198,559	$1,755,469,651

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Shares sold:
Class A Shares	3,346,478	8,962,016
Class B Shares	84,585	254,530
Class C Shares	399,687	1,253,445
Class I Shares	2,393,839	9,178,657
Reinvestment of distributions:
Class A Shares	282,161	--
Class B Shares	14,722	--
Class C Shares	31,988	--
Class I Shares	169,807	--
Shares redeemed:
Class A Shares	(4,439,125)	(7,869,426)
Class B Shares	(194,527)	(269,578)
Class C Shares	(443,652)	(677,747)
Class I Shares	(1,798,488)	(1,922,628)
Total capital share activity	(152,525)	8,909,269

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2008, securities valued at $4,375,520 or 0.3% of net assets were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of March 31, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates: .25% on the first $1 billion, and .225% on assets in excess of $1 billion. Under the terms of the agreement, $300,624 was payable at period end. In addition, $212,934 was payable at period end for operating expenses paid by the Advisor during March 2008.

Bridgeway Capital Management, Inc., ("BCM") is the Fund's Subadvisor. BCM receives a subadvisory fee, paid by the Fund. For its services, BCM receives an annual fee, payable monthly based on the following annual rates: .45% on the first $1 billion, and .425% on assets in excess of $1 billion. BCM may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund's Class I shares exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under the terms of the agreement, $549,023 was payable at period end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and .90% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $207,311 was payable at period end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $202,901 was payable at period end.

The Distributor received $134,932 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2008.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $153,278 for the six months ended March 31, 2008. Under the terms of the agreement, $26,138 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Effective January 1, 2008, each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Director of the Fund who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $771,569,330 and $789,656,898, respectively.

The cost of investments owned at March 31, 2008 for federal income tax purposes was $1,385,316,979. Net unrealized appreciation aggregated $90,149,505, of which $204,574,900 related to appreciated securities and $114,425,395 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2008. For the six months ended March 31, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance $390,571	Weighted Average Interest Rate 4.46%	Maximum Amount Borrowed $7,960,844	Month of Maximum Amount Borrowed January 2008

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2008	2007	2005
Net asset value, beginning	$35.86	$30.61	$29.32
Income from investment operations
Net investment income (loss)	(.07)	(.01)	(.10)
Net realized and unrealized gain (loss)	(5.05)	5.26	1.39
Total from investment operations	(5.12)	5.25	1.29
Distributions from
Net investment income	--	--	--
Net realized gain	(.40)	--	--
Total distributions	(.40)	--	--
Total increase (decrease) in net asset value	(5.52)	5.25	1.29
Net asset value, ending	$30.34	$35.86	$30.61

Total return*	(14.47%)	17.15%	4.40%
Ratios to average net assets:A
Net investment income (loss)	(.39%) (a)	(.04%)	(.43%)
Total expenses	1.54% (a)	1.28%	1.52%
Expenses before offsets	1.54% (a)	1.28%	1.52%
Net expenses	1.53% (a)	1.27%	1.51%
Portfolio turnover	47%	49%	34%
Net assets, ending (in thousands)	$843,641	$1,026,289	$842,433

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$24.37	$21.09	$16.25
Income from investment operations
Net investment income (loss)	(.12)	(.10)	(.16)
Net realized and unrealized gain (loss)	5.07	3.38	5.00
Total from investment operations	4.95	3.28	4.84
Total increase (decrease) in net asset value	4.95	3.28	4.84
Net asset value, ending	$29.32	$24.37	$21.09
Total return*	20.31%	15.55%	29.78%
Ratios to average net assets:A
Net investment income (loss)	(.72%)	(.87%)	(1.07%)
Total expenses	1.56%	1.85%	2.53%
Expenses before offsets	1.56%	1.62%	1.70%
Net expenses	1.55%	1.61%	1.68%
Portfolio turnover	61%	56%	78%
Net assets, ending (in thousands)	$373,113	$97,781	$18,139

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 30,	September 30,	September 30,
Class B Shares	2008	2007	2006
Net asset value, beginning	$33.65	$28.95	$27.97
Income from investment operations
Net investment income (loss)	(.22)	(.27)	(.32)
Net realized and unrealized gain (loss)	(4.70)	4.97	1.30
Total from investment operations	(4.92)	4.70	.98
Distributions from
Net investment income	--	--	--
Net realized gain	(.40)	--	--
Total distributions	(.40)	--	--
Total increase (decrease) in net asset value	(5.32)	4.70	.98
Net asset value, ending	$28.33	$33.65	$28.95

Total return*	(14.83%)	16.23%	3.50%
Ratios to average net assets:A
Net investment income (loss)	(1.22%) (a)	(.86%)	(1.28%)
Total expenses	2.36% (a)	2.10%	2.36%
Expenses before offsets	2.36% (a)	2.10%	2.36%
Net expenses	2.36% (a)	2.09%	2.36%
Portfolio turnover	47%	49%	34%
Net assets, ending (in thousands)	$39,355	$49,951	$43,415

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$23.47	$20.50	$15.96
Income from investment operations
Net investment income (loss)	(.32)	(.29)	(.28)
Net realized and unrealized gain (loss)	4.82	3.26	4.82
Total from investment operations	4.50	2.97	4.54
Total increase (decrease) in net asset value	4.50	2.97	4.54
Net asset value, ending	$27.97	$23.47	$20.50

Total return*	19.17%	14.49%	28.45%
Ratios to average net assets:A
Net investment income (loss)	(1.62%)	(1.89%)	(2.07%)
Total expenses	2.47%	2.76%	3.51%
Expenses before offsets	2.47%	2.62%	2.70%
Net expenses	2.46%	2.61%	2.68%
Portfolio turnover	61%	56%	78%
Net assets, ending (in thousands)	$29,861	$12,614	$4,705

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2008	2007	2006
Net asset value, beginning	$33.86	$29.11	$28.10
Income from investment operations
Net investment income (loss)	(.18)	(.22)	(.26)
Net realized and unrealized gain (loss)	(4.75)	4.97	1.27
Total from investment operations	(4.93)	4.75	1.01
Distributions from
Net investment income	--	--	--
Net realized gain	(.40)	--	--
Total distributions	(.40)	--	--
Total increase (decrease) in net asset value	(5.33)	4.75	1.01
Net asset value, ending	$28.53	$33.86	$29.11

Total return*	(14.76%)	16.32%	3.59%
Ratios to average net assets:A
Net investment income (loss)	(1.11%) (a)	(.75%)	(1.19%)
Total expenses	2.25% (a)	1.99%	2.28%
Expenses before offsets	2.25% (a)	1.99%	2.28%
Net expenses	2.25% (a)	1.99%	2.27%
Portfolio turnover	47%	49%	34%
Net assets, ending (in thousands)	$105,759	$125,951	$91,505

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$23.55	$20.59	$16.02
Income from investment operations
Net investment income (loss)	(.25)	(.24)	(.26)
Net realized and unrealized gain (loss)	4.80	3.20	4.83
Total from investment operations	4.55	2.96	4.57
Total increase (decrease) in net asset value	4.55	2.96	4.57
Net asset value, ending	$28.10	$23.55	$20.59

Total return*	19.32%	14.38%	28.53%
Ratios to average net assets:A
Net investment income (loss)	(1.54%)	(1.88%)	(2.08%)
Total expenses	2.39%	2.74%	3.78%
Expenses before offsets	2.39%	2.62%	2.70%
Net expenses	2.38%	2.61%	2.68%
Portfolio turnover	61%	56%	78%
Net assets, ending (in thousands)	$41,036	$11,288	$2,635

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2008	2007	2006
Net asset value, beginning	$37.35	$31.69	$30.20
Income from investment operations
Net investment income (loss)	.02	.14	.03
Net realized and unrealized gain (loss)	(5.27)	5.52	1.46
Total from investment operations	(5.25)	5.66	1.49
Distributions from
Net investment income	(.03)	--	--
Net realized gain	(.40)	--	--
Total distributions	(.43)	--	--
Total increase (decrease) in net asset value	(5.68)	5.66	1.49
Net asset value, ending	$31.67	$37.35	$31.69

Total return*	(14.24%)	17.86%	4.93%
Ratios to average net assets:A
Net investment income (loss)	.17% (a)	.55%	.12%
Total expenses	.97% (a)	.71%	.97%
Expenses before offsets	.97% (a)	.71%	.97%
Net expenses	.96% (a)	.70%	.96%
Portfolio turnover	47%	49%	34%
Net assets, ending (in thousands)	$493,443	$553,280	$239,542

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2005	2004	2003
Net asset value, beginning	$24.95	$21.46	$16.44
Income from investment operations
Net investment income (loss)	(.03)	(.06)	(.10)
Net realized and unrealized gain (loss)	5.28	3.55	5.12
Total from investment operations	5.25	3.49	5.02
Total increase (decrease) in net asset value	5.25	3.49	5.02
Net asset value, ending	$30.20	$24.95	$21.46

Total return*	21.04%	16.26%	30.54%
Ratios to average net assets:A
Net investment income (loss)	(.15%)	(.30%)	(.46%)
Total expenses	.99%	1.72%	2.07%
Expenses before offsets	.98%	1.02%	1.10%
Net expenses	.97%	1.01%	1.08%
Portfolio turnover	61%	56%	78%
Net assets, ending (in thousands)	$109,291	$6,280	$3,828

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*   Total return does not reflect deduction of any front-end or deferred sales charge.

(a)   Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 4, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Calvert Impact Fund, Inc. and the Advisor with respect to the Fund and the Investment Subadvisory Agreement among the Fund, the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Fund's Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one- and three-year annualized periods ended June 30, 2007, the Fund underperformed its Lipper index. The Fund outperformed its Lipper index for the five-year annualized period ended June 30, 2007. The Fund's performance was below the median of its peer group for the one-, and three -year annualized periods ended June 30, 2007, and above the median for the five-year period. The Board took into account management's discussion of the Fund's performance including the steps taken to address the Fund's underperformance. Based upon its review of various factors, the Board concluded that the Fund's performance over time was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor) was above the median of its peer group and total expenses were above the median of its peer group. The Board noted the performance adjustment portion of the subadvisory fee. The Board also noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and fees. The Board took into account the breakpoint to the advisory fee schedule that reduces the advisory fee rate on assets above a specified level, noting that the Fund currently reflected economies of scale. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three-, and five-year annualized periods ended June 30, 2007 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor, the Board relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. As noted above, the Board also considered that the data indicated that the Fund's advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor) was above the median of its peer group. The Board also noted the performance adjustment portion of the subadvisory fee. Based upon its review, the Board determined that the Fund's advisory fee (including the subadvisory fee) was reasonable. In considering the profitability to the Subadvisor of its relationship with the Fund, the Board relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. For this reason, cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund was not a material factor in the Board's deliberations. For each of the reasons above, the Board also did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that a breakpoint is included in the subadvisory fee schedule.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintained appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategy consistently over time; (e) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Fund's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Large Cap Growth Fund

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Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

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printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

March 31, 2008
Semi-Annual Report
Calvert Impact Fund, Inc.
       Small Cap Value Fund
       Mid Cap Value Fund

Calvert
Investments that make a difference®

A UNIFI Company

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
14

Statements of Net Assets
17

Statements of Operations
23

Statements of Changes in Net Assets
24

Notes to Financial Statements
28

Financial Highlights
33

Explanation of Financial Tables
40

Proxy Voting and Availability of Quarterly Portfolio Holdings
42

Basis for Board's Approval of Investment Advisory Contracts
42

Dear Shareholders:

The six months ended March 31, 2008 featured deep turmoil in the financial markets in response to the subprime mortgage crisis, with steep declines in the equity markets. Investors continued to be spooked by the credit crunch, worries about an economic slowdown or recession, and oil prices that exceeded $110 per barrel. Against this backdrop, Calvert's socially responsible equity portfolio managers continued to face significant market headwinds. As oil prices remained high, energy stocks continued to fare well and persistent problems in the Financial sector hampered stock performance in that arena. Working in our favor, however, was a flight to quality as investors favored stocks with dependable earnings and dividends.

By the numbers, the broad-market equity benchmark Standard & Poor's 500 Index returned -12.46% from October 1, 2007 through March 31, 2008. The Russell 1000 Index of large-cap stocks returned -12.41% over the six months, while the small-cap benchmark Russell 2000 Index posted a -14.02% return. Stocks outside the U.S. fared slightly better during the reporting period but still lost significant ground. The Citigroup/S&P World ex-U.S. Extended Market Index, a benchmark for foreign stocks, returned -11.24%.

Fed Takes Aggressive Action

The Federal Reserve has taken a nearly unprecedented series of actions to stabilize the financial markets and reassure investors. The Fed moved aggressively to add liquidity to the financial system and reduced its target federal funds rate by a total of 2.5 percentage points. Even more significant than the central bank's loosening of monetary policy were its actions in March, when it orchestrated a buyout of investment firm Bear Stearns to prevent it from abruptly going out of business. Although some say that the Fed essentially bailed out Bear Stearns and other financial firms from their overly aggressive risk-taking, the Fed's actions did prove effective, stabilizing the financial system and providing some confidence to investors.

Flight to Quality

Amid the market turbulence, no style of equity investment was truly dominant during the six-month period. In the fourth quarter of 2007, growth stocks generally outperformed value shares in a continuation of a trend that lasted for most of 2007. However, in the first quarter of 2008 that trend reversed and value stocks started to perform better than growth companies.

In terms of sector performance during the reporting period, most stock sectors lost value. Financial stocks had some of the most precipitous declines as investors remain extremely wary about the subprime mortgage exposures of banks and other financial companies. However, some stocks in other market sectors may be underpriced in light of their long-term value. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Now, in this more cautious environment, we see opportunities for the higher-quality stocks largely favored in our equity portfolios to shine.

Climate Change, Sudan Inroads

Shareholder advocacy means using our position as an owner in a company to push for improved corporate performance. Calvert routinely engages companies, policymakers, and other investors on critical governance and sustainability challenges. For 2008, Calvert is off to a strong start for the proxy voting season. To date, we have filed 25 resolutions and co-filed another four resolutions on our core issues (e.g., climate change, diversity, and disclosure) as well as the Sudan, privacy rights, and product safety. Overall, of the 29 submitted, 16 have thus far been withdrawn after the company involved agreed to address our concerns. For more information on the proxy votes, please visit www.calvert.com, select the "Socially Responsible Investing" tab and click on "Shareholder Advocacy."

Sudan Divestment

Calvert's continued partnership with the Sudan Divestment Task Force and the Save Darfur Coalition takes a variety of approaches to working to end this humanitarian crisis. As part of a coalition, we have filed shareholder resolutions calling on six major Wall Street firms that are among the largest U.S. shareholders of foreign oil companies to push Sudan to end the violence in Darfur.

In addition, Calvert was the only investment firm to submit a comment letter to the Securities and Exchange Commission (SEC) during the period it considered implementing regulations related to mutual funds' divestment from the Sudan. The SEC rule that went into effect on April 30 included "safe harbor" legal protections for mutual funds under the Sudan Accountability and Divestment Act that President Bush signed into law on December 31. Calvert lobbied the SEC to require strong disclosure requirements for mutual funds regarding any continued ownership of companies with operations in the Sudan and links to the country's government, which the SEC adopted in its rule.

In our March 14 comment letter, Calvert assistant vice president and associate general counsel Ivy Wafford Duke wrote "...it is the right of investors to ensure that their investments do not support genocide and do support peace and security in the Sudan. Full and complete disclosure by divesting companies helps advance this effort." We were gratified that the SEC incorporated this and several other provisions advanced by Calvert into its new rule.

Maintain a Long-Term View

In tough markets, investors should pay close attention to corporate fundamentals and sustainable business practices. The type of bottom-up, fundamental analysis that many of Calvert's portfolio managers conduct tends to favor companies that exhibit sustainable business practices and long-term financial performance.

The financial markets will probably continue to be volatile for at least the next few months, so it's important that you maintain a long-term view in terms of your investments and not get swept up in the day-to-day fluctuations in the market. Your financial advisor is an excellent source of guidance, so please continue to consult with him or her about your investment plan.

As always, thank you for your continued confidence in Calvert's investment products.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2008

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2008.

Renewable Energy

Last fall, Calvert collaborated with the Investor Network on Climate Risk policy working group (coordinated by Ceres) to create legislation that will establish incentives to improve energy efficiency, accelerate renewable energy, and boost vehicle fuel economy standards. In February, we also testified at the Maryland House of Delegates in support of its Global Warming Solutions Act. And in March, we participated in a "Policy Tour" organized by the Clean Technology and Sustainable Industries Organization to impress upon legislators the importance of policies that will encourage the growth of a clean technology and sustainable energy industry in the U.S.

Indigenous Peoples' Rights

To encourage the participation of Native American leaders in Indigenous Peoples' rights advocacy activities, Calvert co-sponsored a one-day pre-conference event at the annual SRI in the Rockies conference called "Native American Leaders for SRI" with the Indigenous Peoples Task Force of the Social Investment Forum. The unprecedented American Indian engagement at the event brought together leaders from 13 American Indian Tribes with socially responsible investment practitioners (money managers, community investors, and social researchers).

Subprime Lending

Calvert has developed an advocacy plan in response to the subprime mortgage crisis to persuade mortgage lenders across the industry to adopt transparent, responsible lending policies--which we believe will reduce the number of risky loans to borrowers who are the least able to repay.

Special Equities

A modest but important portion of certain Funds is allocated to venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. We recently increased our investment in groSolar (Global Resource Options, Inc.), a Vermont-based installer of solar cells and panels. Since our first purchase, the company acquired Energy Outfitters in December 2006, and now has a broad solar distribution network in North America.1

Given the success of our investment in the China Environment Fund II (2004), we have invested with the same team for the China Environment Fund III.1 Both funds have the same core philosophy and approach, but the holdings vary because of changing market conditions and events. Calvert was the only U.S. investor to participate in the China Environment Fund II, and its success has encouraged more interest in cleantech companies within China.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investment (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2

During the reporting period, the Calvert Social Investment Foundation made its first loan in the local currency to microfinance organization EDPYME Edyficar in Peru. This enables us to make the loan without passing on the risk that the dollar will be devalued, effectively reducing the amount of the loan.

Given the current economic environment in the U.S., it's also notable that the Foundation's Affordable Housing Portfolio continues to provide affordable financing and homes to low-income communities while avoiding the delinquencies and foreclosure rates common among conventional mortgage banking providers. The Portfolio currently holds $20 million in loans to 36 successful, nationally recognized nonprofit housing developers and lenders.

We appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of March 31, 2008, groSolar (Global Resource Options, Inc.) was 0.26% of CSIF Equity Portfolio; China Environment Fund II (2004) was 0.01% of CSIF Equity Portfolio and 0.02% of Calvert World Values International Equity Fund; and China Environment Fund III was 0.01% of Calvert Large Cap Growth Fund.

2. As of March 31, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.19%; Calvert World Values International Equity Fund, 0.67%; Calvert New Vision Small Cap Fund, 1.07%; and Calvert Large Cap Growth Fund, 0.20%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

Portfolio Management Discussion

Wendell Mackey
of Channing Capital
Management, LLC

Performance

Calvert Small Cap Value Fund Class A shares (at NAV) returned -13.03% for the six-month period ended March 31, 2008, while the Russell 2000® Value Index had a total return of -13.33%.

Investment Climate

What started as widely publicized but relatively focused problems in the subprime mortgage market during early 2007 broadened to impact nearly all of the major financial institutions in the world. Credit risk and access have been and continue to be reassessed in the marketplace as the Federal Reserve (Fed) responds to the challenges with old and new tools. In addition, rising oil prices--which soared past $110 a barrel for a time--and other record-high commodity prices, sinking home values, growing new-home inventories, and decreased mortgage affordability were all headwinds in an equity market full of turmoil and stress.

In the end, the month of March 2008 saw negative returns for equity indexes across the board to close out the six-month period as one of the worst since 2002. Large-cap stocks lost the least, as the Russell 1000®

Small Cap Value Fund Statistics
March 31, 2008

Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/08	12 Months Ended 3/31/08
Class A	(13.03%)	(12.76%)
Class C	(13.46%)	(13.60%)
Class I	(12.69%)	(12.09%)
Russell 2000 Value Index**	(13.33%)	(16.88%)
Lipper Small Cap Core Funds Average	(14.98%)	(13.30%)

Economic Sectors	% of Total Investments

Consumer Discretionary	14.8%
Consumer Staples	4.8%
Energy	2.8%
Exchange Traded Funds	3.2%
Financials	24.4%
Health Care	3.5%
Industrials	12.9%
Information Technology	16.5%
Materials	7.9%
Telecommunications Services	3.1%
Utilities	6.1%
Total	100%

Ten Largest Stock Holdings	% of Net Assets

Brink's Co.	4.6%
Compass Minerals International, Inc.	4.2%
Assured Guaranty Ltd.	4.1%
Anixter International, Inc.	4.0%
Waddell & Reed Financial, Inc.	3.8%
Matthews International Corp.	3.7%
Lance, Inc.	3.7%
Airgas, Inc.	3.5%
Phillips-Van Heusen Corp.	3.5%
Jack Henry & Associates, Inc.	3.5%
Total	38.6%

*   Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**   Source: Lipper Analytical Services, Inc.

Small Cap Value Fund Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(16.89%)
Since Inception	1.32%
(10/1/04)

Class C Shares
One year	(14.46%)
Since Inception	0.67%
(4/1/05)

Small Cap Value Fund Statistics
March 31, 2008

Average Annual Total Returns
Class I Shares at NAV
One Year	(12.09%)
Since Inception	4.85%
(4/29/05)

Index earned -12.41%, while the Russell Midcap Index dropped 13.17% and the Russell 2000® Index returned -14.02%.

Portfolio Strategy

Our portfolio strategy emphasizes bottom-up stock selection across a range of industries and sectors. Fund outperformance relative to the Index for the period was largely due to stock selection in the Materials, Industrials, and Information Technology sectors. However, we were disappointed by performance of holdings within the Health Care and Consumer Discretionary sectors.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Rewarding Holdings

Stock holdings within the Materials, Industrials, and Information Technology sectors were key contributors to performance for the period. With respect to specific stocks, the Fund benefited from strong contributions by Compass Minerals, Waddell & Reed, and Matthews International.

Compass Minerals benefited from strong winter demand for its highway de-icing salt as well as price increases for its sulfate-of-potash (SOP) products. We took profits after the price increase and reduced our position size but maintain a favorable view of this holding. Investment firm Waddell & Reed appreciated due to increased inflows of new money. Restoring the health of Waddell's proprietary advisor channel, which sets the firm apart in the marketplace and deepens its niche, remains a key challenge, but we remain positive on this holding.

Funeral equipment provider Matthews International benefited from strong sales and improving operating margins. The favorable impact of currency exchange rate changes helped as well since more than 20% of Matthews's business comes from outside the U.S.

Less Rewarding Holdings

Health Care, Consumer Discretionary, and Financials holdings were the primary performance detractors during the period. Security Capital Assurance and Fair Isaac were two stocks that hampered performance during the period.

Security Capital Assurance, a provider of financial guaranty insurance, was impacted by increasingly negative sentiment about bond insurers' exposure to subprime mortgages. Given the risks of credit rating downgrades, we decided to completely sell off the Fund's position. Investor concerns about near-term economic uncertainty weighed on credit services company Fair Isaac. We believe that Fair Isaac is fundamentally sound, and the decline is more reflective of the overall credit environment as opposed to execution. Also, the company recently announced a reengineering plan designed to grow revenues and cut costs, with an expected annual combined savings of nearly $95 million.

Market Outlook

Given the challenges of the market environment, we expect continued market volatility and downward price pressure ahead. However, the Fed's aggressive actions clearly suggest that sizeable economic safety nets may be made available to minimize downside risk. In addition, the fiscal stimulus already approved by Congress will likely help the economy by late 2008. Overall, we expect to see a better outlook for the economy and stocks in late 2008 or early 2009.

Given the risk of more significant losses from mortgage- and real-estate-related investments, the Fund remains underweighted to Financials relative to the Index. However, we are selectively and gradually establishing new positions in this sector with increasing expectations for an eventual sector recovery.

In this environment, we are closely monitoring the markets for other suitable opportunities as well as our holdings' exposure to risk. We are encouraged that stock valuations in some areas are becoming more attractive than we've seen in a number of years, and we believe that a focus on high-quality business franchises will provide some attractive opportunities among the rubble.

Also, our many years of experience in value investing lead us to believe that the companies chosen for this Fund--which possess strong businesses and attractive cash-flow characteristics--are likely to weather the impact of a slowing economy and volatile markets better than most.

April 2008

As of March 31, 2008, the following companies represented the following percentages of Fund net assets: Compass Minerals 4.23%, Waddell & Reed 3.78%, Matthews International 3.72%, Security Capital Assurance 0%, and Fair Isaac 2.76%. All portfolio holdings are subject to change without notice.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Performance

Calvert Mid Cap Value Fund Class A shares (at NAV) returned -16.24% for the six-month period ended March 31, 2008, while the Russell Midcap® Value Index had a total return of -14.09%. Fund performance was significantly impacted by stock selection within several sectors.

Investment Climate

What started as widely publicized but relatively focused problems in the subprime mortgage market during early 2007 broadened to impact nearly all of the major financial institutions in the world. Credit risk and access have been and continue to be reassessed in the marketplace as the Federal Reserve (Fed) responds to the challenges with old and new tools. In addition, rising oil prices--which soared past $110 a barrel for a time--and other record high commodity prices, sinking home values, growing new home inventories, and decreased mortgage affordability were all headwinds in an equity market full of turmoil and stress.

Mid Cap Value Fund Statistics
March 31, 2008

Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/08	12 Months Ended 3/31/08
Class A	(16.24%)	(13.97%)
Class C	(16.71%)	(14.84%)
Class I	(16.01%)	(13.38%)
Russell Mid-Cap Value Index**	(14.09%)	(14.12%)
Lipper Mid-Cap Core Funds Average	(12.81%)	(8.34%)

Economic Sectors	% of Total Investments

Consumer Discretionary	17.3%
Consumer Staples	3.7%
Energy	6.9%
Exchange Traded Funds	3.0%
Financials	23.1%
Health Care	5.8%
Industrials	16.8%
Information Technology	10.8%
Materials	6.5%
Telecommunication Services	2.0%
U.S. Government Agency Obligations	4.1%
Total	100%

Ten Largest Stock Holdings	% of Net Assets

Brink's Co.	4.5%
Fiserv, Inc.	3.9%
Markel Corp.	3.9%
Hewitt Associates, Inc.	3.8%
Exterran Holdings, Inc.	3.6%
H.J. Heinz Co.	3.6%
Flowserve Corp.	3.5%
Compass Minerals International, Inc.	3.4%
Superior Energy Services, Inc.	3.3%
Phillips-Van Heusen Corp.	3.2%
Total	36.7%

*   Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**   Source: Lipper Analytical Services, Inc.

Mid Cap Value Fund Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(18.05%)
Since Inception	3.09%
(10/1/04)

Class C Shares
One Year	(15.69%)
Since Inception	0.78%
(4/1/05)

Mid Cap Value Fund Statistics
March 31, 2008

Average Annual Total Returns
Class I Shares
One Year	(13.38%)
Since Inception	2.47%
(6/27/05)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

In the end, the month of March 2008 saw negative returns for equity indexes across the board to close out the six-month period as one of the worst since 2002. Large-cap stocks lost the least, as the Russell 1000® Index earned -12.41%, while the Russell Midcap Index dropped -13.17% and the Russell 2000® Index returned -14.02%. Growth stocks edged out value, as the Russell Midcap Growth Index declined 12.46% versus the Russell Midcap Value Index's return of -14.09%.

Portfolio Strategy

Our portfolio strategy emphasizes bottom-up stock selection across a range of industries and sectors. Fund underperformance for the period was largely due to stock selection in the Health Care and Consumer Discretionary sectors.

Less Rewarding Holdings

Fund holdings in the Health Care, Consumer Discretionary, and Energy sectors were the primary detractors from performance. Stocks with a negative impact on returns included Corinthian Colleges, Universal American, and MBIA.

Corinthian Colleges' value declined after Sallie Mae decided to no longer finance students with higher credit risk. Management has since outlined its plans for alternative financing sources, but because the impact of these changes will be unclear for many months to come we decided to completely exit the position. Universal American, which focuses on health insurance and services for seniors, suffered from concerns about lower-than-expected Medicare Advantage membership additions, a key tenet of our investment thesis. As a result, we sold off this holding as well.

The share price of MBIA, a leading player in the financial guaranty industry, dropped significantly amid large write-downs from major Wall Street investment firms and growing risks of credit rating downgrades. Therefore, we also exited this position.

Rewarding Holdings

Stock selection within Industrials, Information Technology, and Materials were key contributors to performance. The Fund specifically benefited from its Flowserve, Brink's, and Hewitt Associates holdings.

Flowserve, the third-largest industrial flow equipment manufacturer worldwide, appreciated in value on higher-than-expected earnings and profit margins on several products. We have taken some profits but remain positive on Flowserve's potential. Security company Brink's saw its share price increase after the announcement that the company would spin off the residential alarm unit in the form of a tax-free stock distribution. This announcement followed months of pressure from shareholder activists. Hewitt Associates, an international human resources consultancy, has benefited from strong financial results. Also, with its strong brand and extensive client list, Hewitt remains an attractive holding as well as a potential acquisition candidate.

Market Outlook

Given the challenges of the market environment, we expect continued market volatility and downward price pressure ahead. However, the Fed's aggressive actions clearly suggest that sizeable economic safety nets may be made available to minimize downside risk. In addition, the fiscal stimulus already approved by Congress will likely help the economy by late 2008. Overall, we expect to see a better outlook for the economy and stocks in late 2008 or early 2009.

Given the risk of more significant losses from mortgage- and real-estate-related investments, the Fund remains underweighted to Financials relative to the Index. However, we are selectively and gradually establishing new positions in this sector with increasing expectations for a sector recovery over our holding period.

In this environment, we are closely monitoring the markets for other suitable opportunities as well as our holdings' exposure to risk. We are encouraged that stock valuations in some areas are becoming more attractive than we've seen in a number of years, and we believe that a focus on high-quality business franchises will provide some attractive opportunities among the rubble.

Also, our many years of experience in value investing lead us to believe that the companies chosen for this Fund--which possess strong businesses and attractive cash-flow characteristics--are likely to weather the impact of a slowing economy and volatile markets better than most.

April 2008

As of March 31, 2008, the following companies represented the following percentages of Fund net assets: Corinthian Colleges 0%, Universal American 0%, MBIA 0%, Sallie Mae 0%, Flowserve 3.47%, Brink's 4.47%, and Hewitt Associates 3.81%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Value	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$869.70	$7.90
Hypothetical	$1,000.00	$1,016.55	$8.52
(5% return per year before expenses)
Class C
Actual	$1,000.00	$865.40	$12.54
Hypothetical	$1,000.00	$1,011.55	$13.53
(5% return per year before expenses)
Class I
Actual	$1,000.00	$873.10	$4.31
Hypothetical	$1,000.00	$1,020.40	$4.65
(5% return per year before expenses)

*   Expenses are equal to the Fund's annualized expense ratio of 1.69%, 2.69%, and 0.92% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366.

Mid Cap Value	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period** 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$837.60	$7.30
Hypothetical	$1,000.00	$1,017.05	$8.02
(5% return per year before expenses)
Class C
Actual	$1,000.00	$832.90	$11.87
Hypothetical	$1,000.00	$1,012.05	$13.03
(5% return per year before expenses)

Mid Cap Value	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period** 10/1/07 - 3/31/08
Class I
Actual	$1,000.00	$839.90	$3.96
Hypothetical	$1,000.00	$1,020.70	$4.34
(5% return per year before expenses)

**Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.59%, and 0.86% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

Small Cap Value Fund
Statement of Net Assets
March 31, 2008

Equity Securities - 95.0%	Shares	Value
Capital Markets - 6.0%
Affiliated Managers Group, Inc.*	11,991	$1,088,063
Waddell & Reed Financial, Inc.	58,000	1,863,540
		2,951,603

Chemicals - 3.5%
Airgas, Inc.	37,903	1,723,449

Commercial Banks - 6.7%
Columbia Banking System, Inc.	45,055	1,008,331
Glacier Bancorp, Inc.	68,204	1,307,471
Independent Bank Corp.	33,460	988,743
		3,304,545

Commercial Services & Supplies - 10.0%
Brink's Co.	34,029	2,286,068
Interface, Inc.	87,065	1,223,263
Standard Parking Corp.*	68,852	1,443,138
		4,952,469

Diversified Consumer Services - 3.7%
Matthews International Corp.	37,983	1,832,680

Diversified Telecommunication Services - 3.0%
Iowa Telecommunications Services, Inc.	84,703	1,501,784

Electronic Equipment & Instruments - 10.0%
Anixter International, Inc.*	30,915	1,979,797
Littelfuse, Inc.*	41,650	1,456,500
Plexus Corp.*	53,475	1,499,974
		4,936,271

Energy Equipment & Services - 2.7%
Tesco Corp.*	56,479	1,352,672

Food & Staples Retailing - 1.0%
Longs Drug Stores Corp.	11,685	496,145

Food Products - 3.7%
Lance, Inc.	92,160	1,806,336

Gas Utilities - 6.1%
New Jersey Resources Corp.	41,705	1,294,940
South Jersey Industries, Inc.	47,932	1,682,893
		2,977,833

Health Care Providers & Services - 3.4%
Owens & Minor, Inc.	42,793	1,683,477

Equity Securities - Cont'd	Shares	Value
Household Durables - 2.5%
American Greetings Corp.	65,384	$1,212,873

Insurance - 8.8%
Assured Guaranty Ltd.	85,612	2,032,429
Hilb, Rogal, & Hobbs Co.	38,852	1,222,672
Markel Corp.*	2,478	1,090,246
		4,345,347

Machinery - 2.6%
IDEX Corp.	41,836	1,283,947

Media - 4.9%
Belo Corp.	109,515	1,157,574
Meredith Corp.	33,030	1,263,397
		2,420,971

Metals & Mining - 4.2%
Compass Minerals International, Inc.	35,343	2,084,530

Real Estate Investment Trusts - 2.5%
Corporate Office Properties Trust	36,762	1,235,571

Software - 6.2%
Fair Isaac Corp.	63,277	1,361,721
Jack Henry & Associates, Inc.	69,273	1,708,965
		3,070,686

Textiles, Apparel & Luxury Goods - 3.5%
Phillips-Van Heusen Corp.	45,124	1,711,102

Total Equity Securities (Cost $45,596,383)		46,884,291

Exchage Traded Funds - 3.2%
iShares Russell 2000 Index Fund	22,969	1,573,606

Total Exchange Traded Funds (Cost $1,842,751)		1,573,606

TOTAL INVESTMENTS (Cost $47,439,134) - 98.2%		48,457,897
Other assets and liabilities, net - 1.8%		872,383
Net Assets - 100%		$49,330,280

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 of $.01 par value shares authorized:
Class A: 2,126,435 shares outstanding		$35,219,607
Class C: 117,546 shares outstanding		2,059,324
Class I: 739,516 shares outstanding		13,279,305
Undistributed net investment income (loss)		(18,417)
Accumulated net realized gain (loss) on investments		(2,228,302)
Net unrealized appreciation (depreciation) on investments		1,018,763
Net Assets		$49,330,280

Net Asset Value Per Share
Class A (based on net assets of $35,046,230)		$16.48
Class C (based on net assets of $1,881,608)		$16.01
Class I (based on net assets of $12,402,442)		$16.77

* Non-income producing security.

See notes to financial statements.

Mid Cap Value Fund
Statement of Net Assets
March 31, 2008

Equity Securities - 92.4%	Shares	Value
Capital Markets - 4.2%
Affiliated Managers Group, Inc.*	9,186	$833,538
T. Rowe Price Group, Inc.	18,176	908,800
		1,742,338

Chemicals - 3.1%
Airgas, Inc.	29,000	1,318,630

Commercial Banks - 4.0%
M&T Bank Corp.	7,693	619,133
Marshall & Ilsley Corp.	46,302	1,074,206
		1,693,339

Commercial Services & Supplies - 10.6%
Brink's Co.	27,972	1,879,159
Dun & Bradstreet Corp.	11,433	930,418
Herman Miller, Inc.	24,304	597,149
Pitney Bowes, Inc.	30,300	1,061,106
		4,467,832

Diversified Telecommunication Services - 2.0%
Citizens Communications Co.	79,267	831,511

Electronic Equipment & Instruments - 3.0%
Anixter International, Inc.*	19,831	1,269,977

Energy Equipment & Services - 6.9%
Exterran Holdings, Inc.*	23,627	1,524,886
Superior Energy Services, Inc.*	34,809	1,379,133
		2,904,019

Food Products - 3.6%
H.J. Heinz Co.	32,500	1,526,525

Health Care Equipment & Supplies - 2.6%
DENTSPLY International, Inc.	28,643	1,105,620

Health Care Providers & Services - 3.2%
AmerisourceBergen Corp.	32,218	1,320,294

Household Durables - 5.0%
Black & Decker Corp.	14,400	951,840
Snap-on, Inc.	22,375	1,137,769
		2,089,609

Equity Securities - Cont'd	Shares	Value
Insurance - 9.5%
AON Corp.	28,759	$1,156,112
Assured Guaranty Ltd.	50,097	1,189,303
Markel Corp.*	3,778	1,662,206
		4,007,621

IT Services - 7.7%
Fiserv, Inc.*	34,322	1,650,545
Hewitt Associates, Inc.*	40,321	1,603,566
		3,254,111

Machinery - 3.5%
Flowserve Corp.	13,988	1,460,067

Media - 6.7%
Meredith Corp.	23,483	898,225
Omnicom Group, Inc.	19,164	846,666
Washington Post Co., Class B	1,640	1,084,860
		2,829,751

Metals & Mining - 3.4%
Compass Minerals International, Inc.	24,049	1,418,410

Multiline Retail - 2.3%
Nordstrom, Inc.	30,053	979,728

Real Estate Investment Trusts - 2.3%
SL Green Realty Corp.	11,973	975,440

Textiles, Apparel & Luxury Goods - 3.2%
Phillips-Van Heusen Corp.	35,870	1,360,190

Thrifts & Mortgage Finance - 3.0%
People's United Financial, Inc.	72,675	1,258,004

Trading Companies & Distributors - 2.6%
W.W. Grainger, Inc.	14,200	1,084,738

Total Equity Securities (Cost $38,172,401)		38,897,754

Exchange Traded Funds - 3.0%
iShares Russell Midcap Value Index Fund	9,882	1,270,825

Total Exchange Traded Funds (Cost $1,348,294)		1,270,825

U.S. Government Agencies	Principal
and Instrumentalities - 4.1%	Amount	Value
Federal Home Loan Bank Discount Notes, 4/1/08	$1,700,000	$1,700,000

Total U.S. Government Agencies
and Instrumentalities (Cost $1,700,000)		1,700,000

Total Investments (Cost $41,220,695) - 99.5%		41,868,579
Other assets and liabilities, net - 0.5%		217,234
Net Assets - 100%		$42,085,813

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 of $.01 par value shares authorized:
Class A: 2,108,968 shares outstanding		$36,890,006
Class C: 194,570 shares outstanding		3,640,181
Class I: 215,520 shares outstanding		3,979,949
Undistributed net investment income (loss)		(69,928)
Accumulated net realized gain (loss) on investments		(3,002,279)
Net unrealized appreciation (depreciation) on investments		647,884
Net Assets		$42,085,813

Net Asset Value Per Share
Class A (based on net assets of $35,259,198)		$16.72
Class C (based on net assets of $3,161,303)		$16.25
Class I (based on net assets of $3,665,312)		$17.01

*Non-income producing security.

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2008

	Small Cap	Mid Cap
Net Investment Income	Value Fund	Value Fund
Investment Income:
Interest income	$32,368	$18,826
Dividend income	364,019	299,788
Total investment income	396,387	318,614

Expenses:
Investment advisory fees	201,452	156,588
Transfer agency fees and expenses	88,837	77,561
Administrative fees	57,574	57,789
Distribution Plan expenses:
Class A	48,684	51,822
Class C	10,027	17,366
Directors' fees and expenses	3,333	2,934
Custodian fees	9,431	8,511
Registration fees	13,947	14,148
Reports to shareholders	13,803	17,128
Professional fees	10,995	10,863
Accounting fees	4,479	3,905
Miscellaneous	3,165	3,127
Total expenses	465,727	421,742
Reimbursement from Advisor:
Class A	(29,866)	(17,891)
Class C	(4,889)	(2,631)
Class I	(11,037)	(6,685)
Fees paid indirectly	(5,128)	(5,993)
Net expenses	414,807	388,542

Net Investment Income (Loss)	(18,420)	(69,928)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(1,251,843)	(2,976,946)
Change in unrealized appreciation or (depreciation)	(6,281,949)	(5,455,502)

Net Realized and Unrealized
Gain (Loss) on Investments	(7,533,792)	(8,432,448)

Increase (Decrease) in Net Assets
Resulting From Operations	($7,552,212)	($8,502,376)

See notes to financial statements.

Small Cap Value Fund
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($18,420)	$71,842
Net realized gain (loss) on investments	(1,251,843)	(273,330)
Change in unrealized appreciation (depreciation)	(6,281,949)	4,011,289

Increase (Decrease) in Net Assets
Resulting From Operations	(7,552,212)	3,809,801

Distributions to shareholders from:
Net investment income:
Class I Shares	(71,302)	--
Total distributions	(71,302)	--

Capital share transactions:
Shares sold:
Class A Shares	4,606,767	17,371,355
Class C Shares	328,238	1,466,958
Class I Shares	1,387,715	7,757,199
Reinvestment of distributions:
Class I	68,802	--
Redemption fees:
Class A Shares	145	473
Class C Shares	--	20
Shares redeemed:
Class A Shares	(6,450,986)	(6,643,513)
Class C Shares	(246,004)	(179,551)
Class I Shares	(387,298)	(390,575)
Total capital share transactions	(692,621)	19,382,366

Total Increase (Decrease) in Net Assets	(8,316,135)	23,192,167

Net Assets
Beginning of period	57,646,415	34,454,248
End of period (including distributions in excess of net investment income and undistributed net investment income of $18,417 and $71,305, respectively)	$49,330,280	$57,646,415

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	262,865	930,011
Class C Shares	18,737	79,882
Class I Shares	77,084	405,465
Reinvestment of distributions:
Class I Shares	3,707	--
Shares redeemed:
Class A Shares	(374,281)	(355,209)
Class C Shares	(14,438)	(9,980)
Class I Shares	(21,932)	(20,288)
Total capital share activity	(48,258)	1,029,881

See notes to financial statements.

Mid Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($69,928)	($57,748)
Net realized gain (loss) on investments	(2,976,946)	1,393,299
Change in unrealized appreciation (depreciation)	(5,455,502)	3,456,060

Increase (Decrease) in Net Assets
Resulting From Operations	(8,502,376)	4,791,611

Distributions to shareholders from:
Net investment income:
Class A Shares	--	(67,374)
Class I Shares	--	(10,034)
Net realized gain:
Class A Shares	(1,095,370)	(284,571)
Class C Shares	(91,403)	(12,703)
Class I Shares	(79,048)	(15,461)
Total distributions	(1,265,821)	(390,143)

Capital share transactions:
Shares sold:
Class A Shares	4,423,802	16,658,355
Class C Shares	549,422	2,382,972
Class I Shares	1,032,384	1,361,026
Reinvestment of distributions:
Class A Shares	997,086	330,258
Class C Shares	73,659	12,121
Class I Shares	79,048	25,494
Redemption fees:
Class A Shares	1,559	2,191
Class C Shares	--	9
Shares redeemed:
Class A Shares	(8,249,358)	(8,491,668)
Class C Shares	(370,045)	(303,405)
Class I Shares	(55,421)	(53,498)
Total capital share transactions	(1,517,864)	11,923,855

Total Increase (Decrease) in Net Assets	(11,286,061)	16,325,323

Net Assets
Beginning of period	53,371,874	37,046,551
End of period (including net investment loss of $69,928 and $0, respectively)	$42,085,813	$53,371,874

See notes to financial statements.

	Six Months Ended	Year Ended,
	March 31,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	238,416	833,507
Class C Shares	29,786	121,322
Class I Shares	57,777	68,063
Reinvestment of distributions:
Class A Shares	50,897	17,050
Class C Shares	3,857	637
Class I Shares	3,974	1,301
Shares redeemed:
Class A Shares	(453,073)	(426,909)
Class C Shares	(20,913)	(15,483)
Class I Shares	(2,945)	(2,620)
Total capital share activity	(92,224)	596,868

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund (the "Funds"), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operation of each series is accounted for separately. The Small Cap Value and Mid Cap Value Funds offer Class A, Class C and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2008, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Funds' cash on deposit with the bank. These credits are used to reduce the Funds' expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Funds intend to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005 -- 2007) for purposes of implementing FIN 48, and has concluded that as of March 31, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% and .65% of the average daily net assets for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $31,271 and $23,343 was payable at period end for Small Cap Value and Mid Cap Value, respectively. In addition, $13,067 and $12,986 was payable at period end for operating expenses paid by Advisor during March 2008 for Small Cap Value and Mid Cap Value, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows:

	Class A	Class C	Class I
Small Cap Value	1.69%	2.69%	0.92%
Mid Cap Value	1.59%	2.59%	0.86%

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A and Class C shares and .10% for Class I shares based on the average daily net assets of each Fund. Under the terms of the agreement, $8,874 and $8,562 was payable at period end for Small Cap Value and Mid Cap Value, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by the Funds, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Fund's Class A and Class C shares, respectively. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of each Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $9,010 and $10,280 was payable at period end for Small Cap Value and Mid Cap Value, respectively.

The Distributor received $7,161 and $13,018 as its portion of the commissions charged on sales of Small Cap Value and Mid Cap Value Class A shares, respectively, for the six months ended March 31, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received a fee of $13,884 and $17,792 for the six months ended March 31, 2008 for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $2,320 and $2,990 was payable at period end for Small Cap Value and Mid Cap Value, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Effective January 1, 2008, each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Director of the Funds who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Small Cap Value	Mid Cap Value
Purchases	$14,732,199	$11,755,983
Sales	14,149,147	15,834,249

The following table presents the cost of investments owned at March 31, 2008 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2008.

	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Unrealized Appreciation	Unrealized (Depreciation)
Small Cap Value	$47,458,072	$999,825	$5,030,955	($4,031,130)
Mid Cap Value	41,232,101	636,478	3,999,073	(3,362,595)

Net realized capital loss carryfowards for federal income tax purposes of $18,476 and $466,140 in Small Cap Value at September 30, 2007 may be utilized to offset future capital gains until expiration in September 2014 and September 2015, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no borrowings under the agreement during the six months ended March 31, 2008.

Small Cap Value Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2008	2007
Net asset value, beginning	$18.95	$17.19
Income from investment operations
Net investment income	(.02)	.01
Net realized and unrealized gain (loss)	(2.45)	1.75
Total from investment operations	(2.47)	1.76
Total increase (decrease) in net asset value	(2.47)	1.76
Net asset value, ending	$16.48	$18.95

Total return*	(13.03%)	10.24%
Ratios to average net assets: A
Net investment income	(.22%) (a)	.03%
Total expenses	1.86% (a)	1.84%
Expenses before offsets	1.71% (a)	1.72%
Net expenses	1.69% (a)	1.69%
Portfolio turnover	27%	46%
Net assets, ending (in thousands)	$35,046	$42,407

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005 #(z)
Net asset value, beginning	$16.16	$15.00
Income from investment operations
Net investment income	(.04)	(.15)
Net realized and unrealized gain (loss)	1.08	1.31
Total from investment operations	1.04	1.16
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.03	1.16
Net asset value, ending	$17.19	$16.16

Total return*	6.43%	7.73%
Ratios to average net assets: A
Net investment income	(.30%)	(1.01%) (a)
Total expenses	1.98%	2.40% (a)
Expenses before offsets	1.77%	1.80% (a)
Net expenses	1.69%	1.69% (a)
Portfolio turnover	63%	39%
Net assets, ending (in thousands)	$28,584	$19,060

See notes to financial highlights.

Small Cap Value Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class C Shares	2008	2007
Net asset value, beginning	$18.50	$16.94
Income from investment operations
Net investment income	(.10)	(.13)
Net realized and unrealized gain (loss)	(2.39)	1.69
Total from investment operations	(2.49)	1.56
Total increase (decrease) in net asset value	(2.49)	1.56
Net asset value, ending	$16.01	$18.50

Total return*	(13.46%)	9.21%
Ratios to average net assets: A
Net investment income	(1.21%) (a)	(.96%)
Total expenses	3.20% (a)	3.29%
Expenses before offsets	2.71% (a)	2.72%
Net expenses	2.69% (a)	2.69%
Portfolio turnover	27%	46%
Net assets, ending (in thousands)	$1,882	$2,095

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005 ## (z)
Net asset value, beginning	$16.09	$15.70
Income from investment operations
Net investment income	(.12)	(.13)
Net realized and unrealized gain (loss)	.98	.52
Total from investment operations	.86	.39
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	.85	.39
Net asset value, ending	$16.94	$16.09

Total return*	5.34%	2.48%
Ratios to average net assets: A
Net investment income	(1.29%)	(2.04%) (a)
Total expenses	6.11%	21.28% (a)
Expenses before offsets	2.77%	2.80% (a)
Net expenses	2.69%	2.69% (a)
Portfolio turnover	63%	24%
Net assets, ending (in thousands)	$734	$203

See notes to financial highlights.

Small Cap Value Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class I Shares	2008	2007
Net asset value, beginning	$19.31	$17.38
Income from investment operations
Net investment income	.04	.11
Net realized and unrealized gain (loss)	(2.48)	1.82
Total from investment operations	(2.44)	1.93
Distributions from
Net investment income	(.10)	--
Total distributions	(.10)	--
Total increase (decrease) in net asset value	(2.54)	1.93
Net asset value, ending	$16.77	$19.31

Total return*	(12.69%)	11.10%
Ratios to average net assets: A
Net investment income	.57% (a)	.80%
Total expenses	1.11% (a)	1.14%
Expenses before offsets	.94% (a)	.95%
Net expenses	.92% (a)	.92%
Portfolio turnover	27%	46%
Net assets, ending (in thousands)	$12,402	$13,145

	Periods Ended
	September 30,	September 30,
Class I Shares	2006	2005###(z)
Net asset value, beginning	$16.22	$14.69
Income from investment operations
Net investment income	.06	(.01)
Net realized and unrealized gain (loss)	1.11	1.54
Total from investment operations	1.17	1.53
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.16	1.53
Net asset value, ending	$17.38	$16.22

Total return*	7.21%	10.42%
Ratios to average net assets: A
Net investment income	.49%	(.21%) (a)
Total expenses	1.50%	3.31% (a)
Expenses before offsets	1.00%	1.03% (a)
Net expenses	.92%	.92% (a)
Portfolio turnover	63%	21%
Net assets, ending (in thousands)	$5,136	$1,750

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2008	2007
Net asset value, beginning	$20.45	$18.39
Income from investment operations
Net investment income	(.03)	(.02)
Net realized and unrealized gain (loss)	(3.22)	2.26
Total from investment operations	(3.25)	2.24
Distributions from
Net investment income	--	(.03)
Net realized gain	(.48)	(.15)
Total distributions	(.48)	(.18)
Total increase (decrease) in net asset value	(3.73)	2.06
Net asset value, ending	$16.72	$20.45

Total return*	(16.24%)	12.24%
Ratios to average net assets: A
Net investment income	(.27%) (a)	(.11%)
Total expenses	1.70% (a)	1.66%
Expenses before offsets	1.61% (a)	1.62%
Net expenses	1.59% (a)	1.59%
Portfolio turnover	25%	43%
Net assets, ending (in thousands)	$35,259	$46,486

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005#(z)
Net asset value, beginning	$17.16	$15.00
Income from investment operations
Net investment income	.04	(.14)
Net realized and unrealized gain (loss)	1.42	2.30
Total from investment operations	1.46	2.16
Distributions from
Net investment income	--	--
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.23	2.16
Net asset value, ending	$18.39	$17.16

Total return*	8.60%	14.40%
Ratios to average net assets: A
Net investment income	.27%	(.89%) (a)
Total expenses	1.76%	2.29% (a)
Expenses before offsets	1.67%	1.69% (a)
Net expenses	1.59%	1.59% (a)
Portfolio turnover	37%	55%
Net assets, ending (in thousands)	$34,010	$19,362

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class C Shares	2008	2007
Net asset value, beginning	$20.00	$18.13
Income from investment operations
Net investment income	(.11)	(.11)
Net realized and unrealized gain (loss)	(3.16)	2.13
Total from investment operations	(3.27)	2.02
Distributions from
Net realized gain	(.48)	(.15)
Total distributions	(.48)	(.15)
Total increase (decrease) in net asset value	(3.75)	1.87
Net asset value, ending	$16.25	$20.00

Total return*	(16.71%)	11.17%
Ratios to average net assets: A
Net investment income	(1.26%) (a)	(1.09%)
Total expenses	2.77% (a)	2.86%
Expenses before offsets	2.61% (a)	2.62%
Net expenses	2.59% (a)	2.59%
Portfolio turnover	25%	43%
Net assets, ending (in thousands)	$3,161	$3,636

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005##(z)
Net asset value, beginning	$17.09	$16.62
Income from investment operations
Net investment income	(.08)	(.13)
Net realized and unrealized gain (loss)	1.35	.60
Total from investment operations	1.27	.47
Distributions from
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.04	.47
Net asset value, ending	$18.13	$17.09

Total return*	7.51%	2.83%
Ratios to average net assets: A
Net investment income	(.66%)	(1.86%) (a)
Total expenses	4.44%	11.25% (a)
Expenses before offsets	2.67%	2.69% (a)
Net expenses	2.59%	2.59% (a)
Portfolio turnover	37%	34%
Net assets, ending (in thousands)	$1,366	$382

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class I Shares	2008	2007
Net asset value, beginning	$20.74	$18.57
Income from investment operations
Net investment income	.04	.08
Net realized and unrealized gain (loss)	(3.29)	2.33
Total from investment operations	(3.25)	2.41
Distributions from
Net investment income	--	(.09)
Net realized gain	(.48)	(.15)
Total distributions	(.48)	(.24)
Total increase (decrease) in net asset value	(3.73)	2.17
Net asset value, ending	$17.01	$20.74

Total return*	(16.01%)	13.05%
Ratios to average net assets: A
Net investment income	.48% (a)	.63%
Total expenses	1.30% (a)	1.34%
Expenses before offsets	.88% (a)	.89%
Net expenses	.86% (a)	.86%
Portfolio turnover	25%	43%
Net assets, ending (in thousands)	$3,665	$3,250

	Periods Ended
	September 30,	September 30,
Class I Shares	2006	2005####(z)
Net asset value, beginning	$17.20	$16.70
Income from investment operations
Net investment income	.13	(.01)
Net realized and unrealized gain (loss)	1.47	.51
Total from investment operations	1.60	.50
Distributions from
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.37	.50
Net asset value, ending	$18.57	$17.20

Total return*	9.40%	2.99%
Ratios to average net assets: A
Net investment income	1.18%	(.17%) (a)
Total expenses	2.54%	14.06% (a)
Expenses before offsets	.94%	.96% (a)
Net expenses	.86%	.86% (a)
Portfolio turnover	37%	28%
Net assets, ending (in thousands)	$1,670	$346

See notes to financial highlights.

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

#   From October 1, 2004 inception.

##   From April 1, 2005 inception.

###   From April 29, 2005 inception.

####   From June 27, 2005 inception.

*   Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a)   Annualized.

(z)   Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 4, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved with respect each Fund the continuance of the Investment Advisory Agreement between the Calvert Impact Fund, Inc. and the Advisor and the respective Investment Subadvisory Agreement between the Advisor and the Subadvisor.

In evaluating the Investment Advisory Agreement with respect to the Funds, the Board considered on a Fund-by-Fund basis a variety of information relating to the Funds and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Funds, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund. Prior to voting, the disinterested Directors reviewed with respect to each Fund the proposed continuance of the Investment Advisory Agreement and the Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Funds, the Board considered on a Fund-by-Fund basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Fund's advisory fee; comparative performance, fee and expense information for each Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Funds, the effect of each Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Funds by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Funds' Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

In considering the Funds' performance, the Board noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Fund, including, among other information, a comparison of each Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Small Cap Value Fund. For the one-year annualized period ended June 30, 2007, the Fund outperformed its Lipper index and was above the median of its peer group. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

Mid Cap Value Fund. For the one-year annualized period ended June 30, 2007, the Fund underperformed its Lipper index and was below the median of its peer group. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Funds' fees and expenses, the Board compared each Fund's fees and total expense ratio with various comparative data for the funds in its peer group. This data and the conclusions of the Board with respect to that data, included the following:

Small Cap Value Fund. The Fund's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and total expenses (after taking into account expense reimbursements) were above the median of its peer group. The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund and the other factors considered.

Mid Cap Value Fund. The Fund's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and total expenses (after taking into account expense reimbursements) were above the median of its peer group. The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund and the other factors considered.

The Board reviewed the Advisor's profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of each advisory fee to the Funds' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to that Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted the Adviser's current undertaking to maintain expense limitations as noted above. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Fund. The Board also noted that the Advisor paid the Subadvisor's subadvisory fees out of the advisory fees it received from the Funds. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Fund was reasonable.

The Board considered the effect of each Fund's current size and potential growth on its performance and fees. The Board also noted that if a Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate given each Fund's current size.

In reapproving the Investment Advisory Agreement with respect to each Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

In evaluating the Investment Subadvisory Agreement with respect to each Fund, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated on a Fund-by-Fund basis, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the performance record of each Fund and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, each Fund's performance for the one-year annualized period ended June 30, 2007 as compared to that Fund's benchmark and its peer group and noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Funds, the Board noted that the subadvisory fees under the Investment Subadvisory Agreement were paid by the Advisor out of the advisory fees that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fees at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Funds to be a material factor in its consideration, although the Board noted that the subadvisory fees for each Fund contained breakpoints.

In reapproving the Investment Subadvisory Agreement with respect to each Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors. The Board evaluated all information available to them on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage each Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) each Fund's performance is satisfactory; and (f) each Fund's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund would be in the best interests of the Fund and its shareholders.

Calvert Impact Fund, Inc.
Small Cap Value Fund
Mid Cap Value Fund

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http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

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Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

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

Calvert
Investments that make a difference®

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March 31, 2008
Semi-Annual Report
Calvert Global Alternative Energy Fund

Calvert
Investments that make a difference

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President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Statement of Net Assets
12

Statement of Operations
15

Statements of Changes in Net Assets
16

Notes to Financial Statements
17

Financial Highlights
22

Explanation of Financial Tables
24

Proxy Voting and Availability of Quarterly Portfolio Holdings
26

Dear Shareholder:

The six months ended March 31, 2008 featured deep turmoil in the financial markets in response to the subprime mortgage crisis, with steep declines in the equity markets. Investors continued to be spooked by the credit crunch, worries about an economic slowdown or recession, and oil prices that exceeded $110 per barrel. Against this backdrop, Calvert's socially responsible equity portfolio managers continued to face significant market headwinds. As oil prices remained high, energy stocks continued to fare well and persistent problems in the Financial sector hampered stock performance in that arena. Working in our favor, however, was a flight to quality as investors favored stocks with dependable earnings and dividends.

By the numbers, the broad-market equity benchmark Standard & Poor's 500 Index returned -12.46% from October 1, 2007 through March 31, 2008. The Russell 1000 Index of large-cap stocks returned -12.41% over the six months, while the small-cap benchmark Russell 2000 Index posted a -14.02% return. Stocks outside the U.S. fared slightly better during the reporting period but still lost significant ground. The Citigroup/S&P World ex-U.S. Extended Market Index, a benchmark for foreign stocks, returned -11.24%.

Fed Takes Aggressive Action

The Federal Reserve has taken a nearly unprecedented series of actions to stabilize the financial markets and reassure investors. The Fed moved aggressively to add liquidity to the financial system and reduced its target federal funds rate by a total of 2.5 percentage points. Even more significant than the central bank's loosening of monetary policy were its actions in March, when it orchestrated a buyout of investment firm Bear Stearns to prevent it from abruptly going out of business. Although some say that the Fed essentially bailed out Bear Stearns and other financial firms from their overly aggressive risk-taking, the Fed's actions did prove effective, stabilizing the financial system and providing some confidence to investors.

Flight to Quality

Amid the market turbulence, no style of equity investment was truly dominant during the six-month period. In the fourth quarter of 2007, growth stocks generally outperformed value shares in a continuation of a trend that lasted for most of 2007. However, in the first quarter of 2008 that trend reversed and value stocks started to perform better than growth companies.

In terms of sector performance during the reporting period, most stock sectors lost value. Financial stocks had some of the most precipitous declines as investors remain extremely wary about the subprime mortgage exposures of banks and other financial companies. However, some stocks in other market sectors may be underpriced in light of their long-term value. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Now, in this more cautious environment, we see opportunities for the higher-quality stocks largely favored in our equity portfolios to shine.

Climate Change, Sudan Inroads

Shareholder advocacy means using our position as an owner in a company to push for improved corporate performance. Calvert routinely engages companies, policymakers, and other investors on critical governance and sustainability challenges. For 2008, Calvert is off to a strong start for the proxy voting season. To date, we have filed 25 resolutions and co-filed another four resolutions on our core issues (e.g., climate change, diversity, and disclosure) as well as the Sudan, privacy rights, and product safety. Overall, of the 29 submitted, 16 have thus far been withdrawn after the company involved agreed to address our concerns. For more information on the proxy votes, please visit www.calvert.com, select the "Socially Responsible Investing" tab and click on "Shareholder Advocacy."

Sudan Divestment

Calvert's continued partnership with the Sudan Divestment Task Force and the Save Darfur Coalition takes a variety of approaches to working to end this humanitarian crisis. As part of a coalition, we have filed shareholder resolutions calling on six major Wall Street firms that are among the largest U.S. shareholders of foreign oil companies to push Sudan to end the violence in Darfur.

In addition, Calvert was the only investment firm to submit a comment letter to the Securities and Exchange Commission (SEC) during the period it considered implementing regulations related to mutual funds' divestment from the Sudan. The SEC rule that went into effect on April 30 included "safe harbor" legal protections for mutual funds under the Sudan Accountability and Divestment Act that President Bush signed into law on December 31. Calvert lobbied the SEC to require strong disclosure requirements for mutual funds regarding any continued ownership of companies with operations in the Sudan and links to the country's government, which the SEC adopted in its rule.

In our March 14 comment letter, Calvert assistant vice president and associate general counsel Ivy Wafford Duke wrote "...it is the right of investors to ensure that their investments do not support genocide and do support peace and security in the Sudan. Full and complete disclosure by divesting companies helps advance this effort." We were gratified that the SEC incorporated this and several other provisions advanced by Calvert into its new rule.

Maintain a Long-Term View

In tough markets, investors should pay close attention to corporate fundamentals and sustainable business practices. The type of bottom-up, fundamental analysis that many of Calvert's portfolio managers conduct tends to favor companies that exhibit sustainable corporate practices and long-term financial performance.

The financial markets will probably continue to be volatile for at least the next few months, so it's important that you maintain a long-term view in terms of your investments and not get swept up in the day-to-day fluctuations in the market. Your financial advisor is an excellent source of guidance, so please continue to consult with him or her about your investment plan.

As always, thank you for your continued confidence in Calvert's investment products.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2008

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2008.

Renewable Energy

Last fall, Calvert collaborated with the Investor Network on Climate Risk policy working group (coordinated by Ceres) to create legislation that will establish incentives to improve energy efficiency, accelerate renewable energy, and boost vehicle fuel economy standards. In February, we also testified at the Maryland House of Delegates in support of its Global Warming Solutions Act. And in March, we participated in a "Policy Tour" organized by the Clean Technology and Sustainable Industries Organization to impress upon legislators the importance of policies that will encourage the growth of a clean technology and sustainable energy industry in the U.S.

Indigenous Peoples' Rights

To encourage the participation of Native American leaders in Indigenous Peoples' rights advocacy activities, Calvert co-sponsored a one-day pre-conference event at the annual SRI in the Rockies conference called "Native American Leaders for SRI" with the Indigenous Peoples Task Force of the Social Investment Forum. The unprecedented American Indian engagement at the event brought together leaders from 13 American Indian Tribes with socially responsible investment practitioners (money managers, community investors, and social researchers).

Subprime Lending

Calvert has developed an advocacy plan in response to the subprime mortgage crisis to persuade mortgage lenders across the industry to adopt transparent, responsible lending policies--which we believe will reduce the number of risky loans to borrowers who are the least able to repay.

Special Equities

A modest but important portion of certain Funds is allocated to venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. We recently increased our investment in groSolar (Global Resource Options, Inc.), a Vermont-based installer of solar cells and panels. Since our first purchase, the company acquired Energy Outfitters in December 2006, and now has a broad solar distribution network in North America.1

Given the success of our investment in the China Environment Fund II (2004), we have invested with the same team for the China Environment Fund III.1 Both funds have the same core philosophy and approach, but the holdings vary because of changing market conditions and events. Calvert was the only U.S. investor to participate in the China Environment Fund II, and its success has encouraged more interest in cleantech companies within China.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investment (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2

During the reporting period, the Calvert Social Investment Foundation made its first loan in the local currency to microfinance organization EDPYME Edyficar in Peru. This enables us to make the loan without passing on the risk that the dollar will be devalued, effectively reducing the amount of the loan.

Given the current economic environment in the U.S., it's also notable that the Foundation's Affordable Housing Portfolio continues to provide affordable financing and homes to low-income communities while avoiding the delinquencies and foreclosure rates common among conventional mortgage banking providers. The Portfolio currently holds $20 million in loans to 36 successful, nationally recognized nonprofit housing developers and lenders.

We appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of March 31, 2008, groSolar (Global Resource Options, Inc.) was 0.26% of CSIF Equity Portfolio; China Environment Fund II (2004) was 0.01% of CSIF Equity Portfolio and 0.02% of Calvert World Values International Equity Fund; and China Environment Fund III was 0.01% of Calvert Large Cap Growth Fund.

2. As of March 31, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.19%; Calvert World Values International Equity Fund, 0.67%; Calvert New Vision Small Cap Fund, 1.07%; and Calvert Large Cap Growth Fund, 0.20%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

Portfolio Management Discussion

Jens Peers
of KBC Asset Management International Ltd.

Calvert Global Alternative Energy Fund Class A Shares (at NAV) returned 0.43%, outperforming the MSCI World Index return of -11.06%, for the six-month period ending March 31, 2008. Energy stocks were among the best performers worldwide during this period and the Fund's concentration in alternative energy-related businesses drove its strong performance relative to the benchmark, which is more broadly diversified.

While the Fund's return was relatively flat for the period, it is important to remember that this is a sector fund. As such, it is highly prone to swings in market momentum which can send it significantly up or down on any particular day.

Calvert Global Alternative Energy Fund launched on May 31, 2007, with Dublin-based KBC Asset Management as portfolio manager. The Fund seeks long-term growth of capital through investment in companies that are significantly involved in the Alternative Energy sector. We use a three-step investment process that incorporates both fundamental and quantitative components to select U.S. and non-U.S. stocks of all market capitalizations for the Fund.

Global Alternative
Energy Fund Statistics

March 31, 2008

Investment Performance
(total return at NAV*)

	6 Months Ended 3/31/08	Inception 5/31/07 Through 3/31/08
Class A	0.43%	9.47%
Class I	0.49%	9.67%
MSCI World Index**	(11.06%)	(9.55%)
Lipper Natural Resources Funds Average	2.12%	11.22%

	6 Months Ended 3/31/08	Inception 7/31/07 Through 3/31/08
Class C	(0.12%)	4.34%
MSCI World Index**	(11.06%)	(6.83%)
Lipper Natural Resources Funds Average	2.12%	9.74%

Economic Sectors	% of Total Investments

Consumer Discretionary	0.6%
Energy	1.6%
Industrials	58.5%
Information Technology	6.1%
Materials	4.2%
U.S. Government Agency Obligations	1.9%
Utilities	27.1%
Total	100%

Ten Largest Stock Holdings	% of Net Assets

Gamesa Corp. Technologies SA	5.4%
SunPower Corp.	5.2%
Vestas Wind Systems A/S	4.9%
Q-Cells AG	4.8%
Suntech Power Holdings Co. Ltd. (ADR)	4.5%
Renewable Energy Corp. AS	4.4%
Acciona SA	4.2%
Johnson Matthey plc	3.9%
FPL Group, Inc.	3.8%
Ormat Technologies, Inc.	3.4%
Total	44.5%

*  Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**  Source: Lipper Analytical Services, Inc.

Global Alternative
Energy Fund Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
Since Inception	4.25%
(5/31/07)

Class C Shares
Since Inception	3.34%
(7/31/07)

Global Alternative
Energy Fund Statistics
March 31, 2008

Average Annual Total Returns
Class I Shares at NAV
Since Inception	9.67%
(5/31/07)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Investment Climate

U.S. and international markets were dominated by concerns about slowing global economies and impacted by the meltdown of the subprime mortgage market, tepid corporate growth, lack of liquidity in the bond markets, and general volatility during the period. In the U.S., market pressures came to a head during the second week of March 2008, when the Federal Reserve had to orchestrate the rescue of investment manager Bear Stearns.

During the period, the U.S. dollar suffered a significant decline in value. That means that performance of international benchmarks was better in U.S. dollar-terms-- sometimes much better--than performance in the local currency. In fact, the MSCI World Index returned -14.39% in local market terms, 3.33 percentage points lower than the Index's return of -11.06% in U.S. dollars.

In the Energy sector, escalating tensions in the Middle East and a weak U.S. dollar pushed the price for oil above the $100 per barrel mark. The Alternative Energy sector certainly benefited from rising oil prices, but growing global risk aversion led investors to flee the higher-risk Renewables sector during the first quarter of 2008.

While investment in alternative energy offers attractive, long-term opportunities, this sector involves the additional risks that prices of both alternative and traditional energy (e.g., oil, gas, and electricity) may decline. Typically, energy-industry stocks have had more price volatility than stocks in more established industries.

Portfolio Strategy

Over the period, we maintained our overweight to the Wind and Solar Sectors and continued to underweight Biomass, Fuel Cells, and Utilities. The Wind industry continued its strong run, boosted by an announcement from the American Wind Energy Association that 4,000 megawatts of wind farms will be installed in the U.S. in 2008--which topped previous estimates. Solar rallied strongly in the first half of the period, but was hit hard by investors' profit-taking in the second half. In this bearish market, Utilities was the best-performing sector in the benchmark.

Again, stock selection in Wind and Power were key contributors to performance. Our largest Wind holdings, turbine manufacturers Vestas Wind Systems and Gamesa, returned 42% and 15%, respectively.1 Both companies reported strong results and earnings guidance for the year, but Vestas also benefited from growth of wind-energy capacity in the U.S. A leading turbine producer in the German wind sector, REpower Systems, also performed well. U.S. thin-film technology specialist First Solar rose 92% as it topped analysts' earnings consensus for two consecutive quarters.

Outlook

We expect market volatility to persist, given that key leading economic indicators remain weak and commodity prices continue to rise--adding to concerns about inflation. It is likely that oil prices will remain high and volatile over the coming months, which would improve investor sentiment towards the Renewables sector.

We believe the political environment will continue to support significant long-term growth opportunities for the Fund. The extension of U.S. federal tax credits beyond the end of 2008 is crucial for both Wind and Solar, and announcements about subsidy changes are expected from the two largest solar markets, Germany and Spain, later this year.

In the meantime, we moved toward a more neutral position on Solar while increasing our exposure to Wind. Of all the renewable energy technologies, the latter is the most mature and closest to being cost competitive without subsidies, and it has the most defensive characteristics. We are particularly keen on wind turbine manufacturers such as Vestas and Gamesa, as well as equipment producers such as Hansen Transmissions. We have also started investing more in wind park operators, which we believe are prime targets for takeover by expanding utilities.

In Solar, we prefer companies that can take advantage of the polysilicon shortage--which is expected to continue for at least another year--such as MEMC Electronic Materials and REC Group. Large, integrated companies such as First Solar, Q-Cells, and SunPower are also attractive.

Given the economic uncertainty, we have recently raised the Fund's exposure to the more defensive Utilities industry. These companies also stand to benefit from increasing regulation of carbon emissions.

It is important for investors to keep in mind that this is a sector fund, which means it is likely to be volatile over time. But overall, we believe that our investment process and the alternative energy sector offer an attractive addition to a well-diversified portfolio.

April 2008

1 All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2008, the following companies represented the following percentages of Fund net assets: Bear Stearns 0%, Vestas Wind Systems 4.90%, Gamesa 5.43%, REpower 2.51%, First Solar 3.17%, Hansen Transmissions 1.02%, MEMC Electronic Materials 2.90%, REC Group 4.41%, Q-Cells 4.74%, and SunPower 5.24%. Portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$1,004.30	$9.27
Hypothetical	$1,000.00	$1,015.75	$9.32
(5% return per year before expenses)
Class C
Actual	$1,000.00	$998.20	$14.24
Hypothetical	$1,000.00	$1,010.75	$14.33
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,004.90	$7.02
Hypothetical	$1,000.00	$1,018.00	$7.06
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.85%, 2.85% and 1.40% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366.

Statement of Net Assets
March 31, 2008
Equity Securities - 97.7%	Shares	Value
Australia - 2.1%
Babcock & Brown Wind Partners	1,166,994	$1,641,087
Ceramic Fuel Cells Ltd.*	2,014,304	859,892
Energy Developments Ltd.	592,986	1,272,491
		3,773,470

Austria - 2.7%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG*	66,313	4,725,482

Belgium - 1.0%
Hansen Transmissions International NV*	466,977	1,817,323

Canada - 1.4%
Ballard Power Systems, Inc.*	162,664	672,656
Canadian Hydro Developers, Inc.*	298,149	1,882,741
		2,555,397

Chile - 1.7%
Enersis SA (ADR)	171,296	3,028,513

China - 4.5%
Suntech Power Holdings Co. Ltd. (ADR)*	197,036	7,991,780

Denmark - 5.8%
Greentech Energy Systems A/S*	94,737	1,666,473
Vestas Wind Systems A/S*	79,950	8,743,168
		10,409,641

France - 4.3%
EDF Energies Nouvelles SA	89,833	5,507,098
Theolia SA*	67,924	2,066,432
		7,573,530

Germany - 15.6%
Conergy AG	103,422	2,190,206
Ersol Solar Energy AG*	12,463	1,024,220
Nordex AG*	156,113	6,015,060
Q-Cells AG*	85,076	8,451,788
REpower Systems AG*	18,599	4,477,568
SolarWorld AG	86,456	4,122,281
Solon AG Fuer Solartechnik*	14,231	1,007,582
Verbio AG*	270,836	539,317
		27,828,022

Italy - 0.4%
Actelios SpA	76,402	759,491

Japan - 2.6%
Kyocera Corp.	56,100	4,702,153

Equity Securities - Cont'd	Shares	Value
Norway - 4.4%
Renewable Energy Corp. AS*	281,450	$7,858,408

Spain - 16.5%
Abengoa SA	117,924	4,221,216
Acciona SA	27,945	7,492,472
Gamesa Corp. Tecnologica SA	212,075	9,686,223
Iberdrola Renovables SA*	461,707	3,217,898
Iberdrola SA	305,416	4,739,914
		29,357,723

Sweden - 0.3%
Opcon AB*	46,800	492,470

Switzerland - 0.9%
Biopetrol Industries AG*	136,735	490,538
BKW FMB Energie AG	8,394	1,071,826
		1,562,364

United Kingdom - 6.5%
Clipper Windpower plc*	351,828	3,566,209
D1 Oils plc*	521,069	437,122
ITM Power plc*	568,125	702,205
Johnson Matthey plc	172,092	6,851,027
Renewable Power & Light plc*	90,641	26,546
		11,583,109

United States - 27.0%
Active Power, Inc.*	282,124	524,751
American Superconductor Corp.*	131,774	3,055,839
Aventine Renewable Energy Holdings, Inc.*	222,263	1,155,768
Covanta Holding Corp.*	119,400	3,283,500
Evergreen Solar, Inc.*	341,485	3,165,566
First Solar, Inc.*	24,461	5,653,916
FPL Group, Inc.	108,880	6,831,131
FuelCell Energy, Inc.*	286,462	1,904,972
MEMC Electronic Materials, Inc.*	72,937	5,171,233
Nova Biosource Fuels, Inc.*	545,644	823,922
Ormat Technologies, Inc.	141,335	6,078,818
Plug Power, Inc.*	226,215	703,529
PowerFilm, Inc.*	172,781	514,598
SunPower Corp.*	125,402	9,343,703
		48,211,246

Total Equity Securities (Cost $183,221,458)		174,230,122

U.S. Government Agencies	Principal
and Instrumentalities - 1.9%	Amount	Value
Federal Home Loan Bank Discount Notes, 4/1/08	$3,300,000	$3,300,000

Total U.S. Government Agencies and Instrumentalities
(Cost $3,300,000)		3,300,000

TOTAL INVESTMENTS (Cost $186,521,458) - 99.6%		177,530,122
Other assets and liabilities, net - 0.4%		753,343
Net Assets - 100%		$178,283,465

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 8,776,032 shares outstanding		$151,393,160
lass C: 1,783,973 shares outstanding		31,635,072
lass I: 307,672 shares outstanding		5,051,432
Undistributed net investment income (loss)		(795,414)
Accumulated net realized gain (loss) on investments and foreign currency transactions		(10,261)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		(8,990,524)
Net Assets		$178,283,465

Net Asset Value Per Share
Class A (based on net assets of $144,067,324)		$16.42
Class C (based on net assets of $29,155,319)		$16.34
Class I (based on net assets of $5,060,822)		$16.45

*   Non-income producing security.

Abbreviations:

ADR: American Depository Receipts

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $30,308)	$249,405
Interest income	79,971
Total investment income	329,376

Expenses:
Investment advisory fee	558,351
Transfer agency fees and expenses	190,051
Distribution Plan expenses:
Class A	113,667
Class C	83,545
Directors' fees and expenses	6,922
Administrative fees	191,396
Accounting fees	8,280
Custodian fees	141,508
Registration fees	30,063
Reports to shareholders	19,393
Professional fees	9,959
Miscellaneous	2,918
Total expenses	1,356,053
Reimbursement from Advisor:
Class A	(216,330)
Class C	(16,869)
Class I	(10,890)
Fees paid indirectly	(4,531)
Net expenses	1,107,433

Net Investment Income (Loss)	(778,057)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	86,023
Foreign currency transactions	(20,251)
65,772

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(10,716,320)
Assets and liabilities denominated in foreign currencies	2,428
(10,713,892)

Net Realized and Unrealized Gain (Loss)	(10,648,120)

Increase (Decrease) in Net Assets
Resulting From Operations	($11,426,177)

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008	From Inception May 31, 2007 Through September 30, 2007

Operations:
Net investment income (loss)	($778,057)	($46,939)
Net realized gain (loss)	65,772	(91,540)
Change in unrealized appreciation or (depreciation)	(10,713,892)	1,723,368

Increase (Decrease) in Net Assets
Resulting From Operations	(11,426,177)	1,584,889

Capital share transactions:
Shares sold:
Class A Shares	142,361,789	26,332,041
Class C Shares	31,013,430	1,431,932
Class I Shares	2,254,606	2,928,397
Redemption fees:
Class A Shares	124,056	861
Class C Shares	2,052	--
Shares redeemed:
Class A Shares	(17,239,009)	(146,941)
Class C Shares	(809,863)	(197)
Class I Shares	(128,401)	--
Total capital share transactions	157,578,660	30,546,093

Total Increase (Decrease) in Net Assets	146,152,483	32,130,982

Net Assets
Beginning of period	32,130,982	--
End of period (including net investment loss of $795,414 and $17,357, respectively)	$178,283,465	$32,130,982

Capital Share Activity
Shares sold:
Class A Shares	8,092,102	1,693,944
Class C Shares	1,741,596	92,574
Class I Shares	126,611	188,154
Shares redeemed:
Class A Shares	(1,000,415)	(9,599)
Class C Shares	(50,184)	(13)
Class I Shares	(7,093)	--
Total capital share activity	8,902,617	1,965,060

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Global Alternative Energy Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Global Alternative Energy Fund began operations on May 31, 2007. The Fund offers three classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares began operations on July 31, 2007. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2008, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax year ended September 30, 2007) for purposes of implementing FIN 48, and has concluded that as of March 31, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets. Under the terms of the agreement, $137,183 was payable at period end. In addition, $29,139 was payable at period end for operating expenses paid by the Advisor during March 2008.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is 1.85% for Class A, 2.85% for Class C, and 1.40% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement $47,294 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $50,443 was payable at period end.

The Distributor received $349,556 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $35,343 for the six months ended March 31, 2008. Under the terms of the agreement, $8,868 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Effective January 1, 2008, each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Director of the Fund who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $155,423,722 and $716,888, respectively.

The cost of investments owned at March 31, 2008 for federal income tax purposes was $186,597,491. Net unrealized depreciation aggregated $9,067,369, of which $6,956,494 related to appreciated securities and $16,023,863 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2008. For the six months ended March 31, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance $112,370	Weighted Average Interest Rate 5.16%	Maximum Amount Borrowed $2,287,588	Month of Maximum Amount Borrowed October 2007

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2008 (z)	2007^ (z)
Net asset value, beginning	$16.35	$15.00
Income from investment operations
Net investment income	(.11)	(.05)
Net realized and unrealized gain (loss)	.18	1.40
Total from investment operations	.07	1.35
Total increase (decrease) in net asset value	.07	1.35
Net asset value, ending	$16.42	$16.35

Total return*	.43%	9.00%
Ratios to average net assets: A
Net investment income	(1.26%) (a)	(1.04%) (a)
Total expenses	2.33% (a)	4.94% (a)
Expenses before offsets	1.86% (a)	1.88% (a)
Net expenses	1.85% (a)	1.85% (a)
Portfolio turnover	1%	2%
Net assets, ending (in thousands)	$144,067	$27,537

	Periods Ended
	March 31,	September 30,
Class C Shares	2008 (z)	2007^^ (z)
Net asset value, beginning	$16.36	$15.66
Income from investment operations
Net investment income	(.18)	(.05)
Net realized and unrealized gain (loss)	.16	.75
Total from investment operations	(.02)	.70
Total increase (decrease) in net asset value	(.02)	.70
Net asset value, ending	$16.34	$16.36

Total return*	(.12%)	4.47%
Ratios to average net assets: A
Net investment income	(2.24%) (a)	(2.23%) (a)
Total expenses	3.06% (a)	7.70% (a)
Expenses before offsets	2.86% (a)	2.88% (a)
Net expenses	2.85% (a)	2.85% (a)
Portfolio turnover	1%	1%
Net assets, ending (in thousands)	$29,155	$1,515

See notes to financial highlights.

Financial Highlights

	Periods Ended
	March 31,	September 30,
Class I Shares	2008 (z)	2007^ (z)
Net asset value, beginning	$16.37	$15.00
Income from investment operations
Net investment income	(.07)	(.03)
Net realized and unrealized gain (loss)	.15	1.40
Total from investment operations	.08	1.37
Total increase (decrease) in net asset value	.08	1.37
Net asset value, ending	$16.45	$16.37

Total return*	.49%	9.13%
Ratios to average net assets: A
Net investment income	(.82%) (a)	(.68%) (a)
Total expenses	1.95% (a)	5.02% (a)
Expenses before offsets	1.41% (a)	1.43% (a)
Net expenses	1.40% (a)	1.40% (a)
Portfolio turnover	1%	2%
Net assets, ending (in thousands)	$5,061	$3,080

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)    Annualized.

(z)    Per share figures are calculated using the Average Shares Method.

*    Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^    From May 31, 2007, inception.

^^    From July 31, 2007, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Calvert Global Alternative Energy Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks

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Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	May 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: May 29, 2008

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: May 29, 2008